                                                                    EXHIBIT 10.5

                       CONFIDENTIAL TREATMENT REQUESTED
                         (* * * DENOTES REDACTED TEXT)

                               SUPPLY AGREEMENT
                               ----------------


    This Supply Agreement is made and entered into this 26th day of September, 1996 by and among Bio-Lab, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Seller") , South Central Pool Supply, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Buyer") and, for the purpose described in Section 10.11, SCP Pool Corporation, a corporation organized and existing under the laws of the State of Delaware ("SCP").

                             W I T N E S S E T H:
                             - - - - - - - - - -

    WHEREAS, the Buyer has, contemporaneously with the execution of this Agreement, entered into an agreement (the "B-L Agreement") to purchase certain assets of The B-L Network, Inc., a Delaware corporation which is a wholly owned subsidiary of Seller ("B-L"); and

    WHEREAS, as a condition to the sale of the B-L assets to Buyer, the parties agreed to enter into this Agreement; and

    WHEREAS, Buyer is a wholly-owned subsidiary of SCP and SCP is entering into this Agreement for the limited purpose described in Section 10.11 as an inducement to Seller to enter into this Agreement;

    NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and to comply with the conditions of closing set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

                                  ARTICLE I.
                                  ----------

                                  Definitions
                                  -----------

    1.1  Calender Quarter.  The term "Calendar Quarter" shall mean each
         ----------------
consecutive period of three (3) months beginning on January 1st, April 1st, July 1st and October 1st during a Calendar Year.

    1.2  Calendar Year.  The term "Calendar Year" shall mean, in the case of the
         -------------
first year of this Agreement, that period from the date of this Agreement through December 31, 1996. Thereafter, the term "Calendar Year" shall mean each successive twelve (12) month period commencing on January 1, 1997 and ending the next succeeding December 31, except that in the event this Agreement terminates or expires on any day other than December 31, then the last "Calendar Year" shall mean that period from the end of the preceding Calendar Year to such date of termination or expiration.

    1.3  Chloryte Products.  The term "Chloryte Products" shall mean any
         -----------------
Products bearing the "Chloryte" trademark and manufactured or sold by Seller under license from Saskatoon Chemicals Ltd., owner of the "Chloryte" trademark.

    1.4  Force Majeure.  "Force Majeure" shall mean and include any circumstance
         -------------
to the extent beyond the reasonable control of the party so affected, including without limitation, the following: any act of nature or public enemies, explosion, fire, storm, earthquake, flood, drought, perils of the sea, the elements, casualty, breakdown of plant, strikes, lock-outs, labor troubles, shortage of product or raw materials, riots, sabotage, embargo, war (whether or not declared or whether or not the United States of America is a participant), governmental laws, regulations, orders, or decrees, the refusal of a required governmental license, or seizure; in each case for reasons other than the adverse financial condition of the party so affected.

    1.5  Guardex Products.  The term "Guardex Products" shall mean any Products
         ----------------
bearing the "Guardex" trademark.

    1.6  Guardex Territory.  The term "Guardex Territory" shall refer to the
         -----------------
geographic area described in Exhibit 1.6.

    1.7  Omni Products.  The term "Omni Products" shall mean any Products
         -------------
bearing the "Omni" trademark.

    1.8  Omni Territories.  The term "Omni Territories" shall refer to the
         ----------------
geographic areas described in Exhibit 1.8. Each of such areas individually may be referred to as an "Omni Territory."

    1.9  Products.  The term "Products" shall mean the swimming pool chemical
         --------
products manufactured or sold by Seller at any time while this Agreement is in effect under the "Omni", "Guardex" or "Chloryte" trademarks.

                                  ARTICLE II.
                                  -----------

                               Sale of Products
                               ----------------

    2.1  Sale of Products.   Subject to the terms and conditions of this
         ----------------
Agreement, Seller hereby grants to Buyer the right (i) to purchase Omni and Chloryte Products for resale within the Omni Permitted Area and (ii) to purchase Guardex Products for resale within the Guardex Permitted Area.

    2.2  Limited Exclusivity.
         -------------------

         (a) While this Agreement is in effect and Buyer is not in default hereunder pursuant to Section 5.2, and subject to the provisions of subsections
(b) and (c) below, Seller shall not knowingly sell (i) Omni Products to any party located within the Omni Territories (including without limitation to customers of Buyer) other than Buyer or (ii) Guardex Products to any party located within the Guardex Territory (including without limitation to customers of Buyer) other than Buyer. For purposes of this subsection (a), a sale of Products in which Seller delivers or arranges delivery to any location within an Omni or Guardex Territory, as the case may be, will be deemed a sale of such Products to a party within such Omni or Guardex Territory, regardless of the location of the purchaser's principal offices or billing address. Seller shall not, however, be responsible for reshipment into an Omni or Guardex Territory by customers of Seller located outside such Omni or Guardex Territory. Buyer shall have no territorial exclusivity with respect to Chloryte Products.

         (b) Notwithstanding the provisions of subsection (a) above, (i) within each Omni Territory, Seller may sell Omni Products to the existing customers of Seller located within such Omni Territory listed, with respect to each Omni Territory, on Exhibit 2.2 (b)(i) ("Omni House Accounts") and (ii) within the Guardex Territory, Seller may sell Guardex Products to the existing customers of Seller located within the Guardex Territory listed on Exhibit 2.2(b)(ii) ("Guardex House Accounts"). A customer that is an Omni or Guardex House Account will be considered a House Account only within the geographic area listed beside such House Account's name in Exhibit 2.2(b)(i) or (ii) (each of which areas is referred to hereinafter, with respect to the particular House Account to which such area applies, as a "House Account Territory"); sales by Seller to an Omni or Guardex House Account in areas outside such customer's House Account Territory but within an Omni or Guardex Territory, shall be fully subject to the restrictions described in subsection (a) above.

         (c)(i) As a condition to continuation of the limited territorial exclusivity rights granted in subsection (a) above with respect to each Omni Territory, Buyer must purchase from Seller during each Calendar Year beginning January 1, 1997 while this Agreement is in effect, Omni Products for delivery into such Omni Territory with an aggregate value equal to or greater than the dollar amount listed with respect to such Omni Territory on Exhibit 1.8 (each of which shall hereinafter be referred to as the "Omni Minimum Purchase Requirement" for the Omni Territory to which such amount applies). As a condition to the continuation of the limited territorial exclusivity rights granted in subsection (a) with respect to the Guardex Territory, Buyer must purchase from Seller during each Calendar Year while this Agreement is in effect Guardex Products for delivery into the Guardex Territory with an aggregate value equal to or greater than the dollar amount listed with respect to the Guardex Territory on Exhibit 1.6 (hereinafter referred to as the "Guardex Minimum Purchase Requirement").

         (ii) Buyer's compliance with the Omni and Guardex Minimum Purchase Requirements shall be based upon Seller's total invoice price for the relevant Omni or Guardex Products, as the case may be, during each Calendar Year for delivery into the Omni or Guardex Territory in question, net of any freight, discounts, rebates, allowances, returns or taxes. For purposes of this subsection (c), the Buyer will be deemed to have "purchased" any Omni Product or Guardex Product which Buyer orders in good faith for delivery during the Calendar Year in question, including orders rejected by Seller; provided, however, that with respect to Product orders accepted by Seller, Buyer shall be deemed to have purchased the Product subject to such orders only to the extent Buyer shall have taken delivery of such Products in question and paid the accompanying invoices when due. Products validly rejected or returned to Seller pursuant to Article IV shall be counted as Products purchased by Buyer for purposes of the Minimum Purchase Requirements. If Buyer is unable to purchase, or if Seller is unable to supply, any Omni or Guardex Products ordered by Buyer in good faith due to an event of Force Majeure, the respective Omni or Guardex Minimum Purchase Requirements for the affected Calendar Year(s) shall be reduced by an amount equal to the Omni or Guardex Products that Buyer was unable to purchase or Seller was unable to supply as a result of such event of Force Majeure.

         (iii)  If Buyer fails in any year to fulfill the Omni Minimum
Purchase Requirement or the Guardex Minimum Purchase Requirement for the Omni Territory or the Guardex Territory to which such Minimum Purchase Requirement pertains, Buyer shall automatically and irrevocably forfeit its limited exclusivity rights under subsection (a) above with respect to the Omni Territory or Guardex Territory as to which Buyer failed to fulfill such Omni or Guardex Minimum Purchase

Requirement. If Buyer forfeits any Omni or Guardex Territory for failure to meet the Minimum Purchase Requirement applicable to such territory, following such forfeiture Buyer may continue following such forfeiture to sell Omni Products (in the case of a forfeited Omni Territory) or Guardex Products (in the case of forfeiture of the Guardex Territory) within the forfeited Omni or Guardex Territory on a non-exclusive basis so long as this Agreement remains in effect.

    (d) Except as expressly provided in subsection (a) above, the Buyer's rights hereunder are non-exclusive, and Seller reserves all other rights with respect to the manufacture, distribution and sale of the Products or any other products of Seller.

    2.3  Territorial Restrictions.  Buyer acknowledges that in order for Seller
         ------------------------
to maintain and support an orderly system of distribution and to provide an adequate level of market support for the Products, Seller may from time to time enter into agreements with dealers of Products, including Buyer, restricting the territories into which such dealers may sell or solicit the sale of Products. Buyer agrees that such restrictions are valid and necessary to encourage and promote expansion of the market for the Products. Accordingly, Buyer agrees that while this Agreement is in effect it will not, without the express prior written consent of Seller, knowingly sell or solicit the sale of (i) Omni or Chloryte Products to customers located outside of the geographic areas listed in
Exhibit 2.3(i) hereto (the "Omni Permitted Areas") or (ii) Guardex Products to customers located outside the geographic areas described in Exhibit 2.3(ii) (the
"Guardex Permitted Areas").   For purposes of this subsection 2.3, a sale of
Products for delivery to any location outside the Omni Permitted Areas or Guardex Permitted Areas, as the case may be, will be deemed a sale of such Products to a customer outside of such Omni or Guardex Permitted Areas, regardless of the location of the Customer's principal office or billing address. Buyer shall not, however, be responsible for reshipment outside the Omni or Guardex Permitted Areas by customers of Buyer located within such Omni or Guardex Permitted Areas.

    2.4  No Minimum Purchase or Supply Requirements.  Except for the Omni
         ------------------------------------------
Minimum Purchase Requirements and the Guardex Minimum Purchase Requirements, which relate solely to the continuation of Buyer's limited exclusivity rights under Section 2.2(a), Buyer is not obligated to purchase, nor is Seller obligated to sell, any specified quantity of Products while this Agreement is in effect. All sales of Products shall be pursuant to purchase orders placed by Buyer with Seller in accordance with Section 2.7, in each case subject to Seller's acceptance of such order. Seller agrees, however, that it will not reject any order for Products by Buyer except where Seller believes that it will be unable to fill such order due to supply or capacity constraints, including constraints due to prior commitments to other customers.

    2.5  Forecasts.  On or before August 1st of each Calendar Year, Buyer shall
         ---------
submit to Seller a forecast of the Buyer's estimated purchases of Product from Seller for the twelve-month period beginning October 1st of such Calendar Year and ending on September 30th of the succeeding Calendar Year. Such forecast shall be broken down by month and the estimated quantity of Product to be purchased during each month shall be identified by individual product code (the "Annual Forecast"). Buyer shall update the Annual Forecast from time to time as necessary to reflect anticipated changes in the Buyer's requirements, and at minimum, shall update the Annual Forecast each Calendar Quarter beginning January 1, 1997. The Annual Forecast and updates shall be used solely for purposes of assisting Seller to better understand and accommodate Buyer's anticipated

Product requirements; however, Buyer shall have no obligation to purchase the forecast quantity of Products and Seller shall have no obligation to supply the forecast quantity of Products.

    2.6  Force Majeure.  Seller shall not be liable for its failure to produce,
         -------------
transport or deliver Products, or to otherwise perform its obligations hereunder, if such failure is due to an event of Force Majeure. Similarly, Buyer shall not be liable for its failure to take delivery of Products or to otherwise perform its obligations hereunder if such failure is due to an event of Force Majeure; provided, however, that an event of Force Majeure shall not suspend or otherwise affect Buyer's obligations to pay for purchased Product as provided herein. Any party suffering an event of Force Majeure shall use all commercially reasonable efforts to remove such cause or causes with reasonable dispatch and shall promptly notify the other party of the existence of the event of Force Majeure, and the expected delays and the estimated effect upon performance to result therefrom. The requirement that any Force Majeure be remedied using all commercially reasonable efforts shall not require the settlement of strikes or labor controversies by acceding to the demands of the opposing party or parties. Should an event of Force Majeure require Seller to allocate Product, Seller shall do so on a basis so that the Buyer receives its pro rata share of any Product.

    2.7  Purchase Orders.  All sales and purchases under this Agreement shall be
         ---------------
made upon written purchase orders, in the form attached hereto as Exhibit 2.7 or in a form otherwise mutually agreed upon, sent by Buyer to Seller. All purchase orders shall be subject to acceptance by Seller according to the criteria described in Section 2.4. A purchase order will be deemed accepted by Seller unless Seller notifies Buyer of nonacceptance within ten (10) days following Seller's receipt of such purchase order. At the request of either party, Buyer and Seller shall cooperate to implement an electronic data interchange system for processing Buyer's orders with Seller, provided the same can be accomplished at a reasonable cost to each party. All purchase orders shall specify the type and quantity of Products to be delivered, Buyer's preferred date and location of delivery, and shall reference this Agreement as containing all relevant terms and conditions applicable thereto. To accomplish efficiencies and cost savings, in cases where Product orders are less than full truckload quantities, Seller shall have the right to delay shipment up to five (5) business days until sufficient orders can be consolidated into truckload quantities. In case of a conflict between any of the terms contained in a written purchase order (including without limitation Exhibit 2.7) and any of the terms of this Agreement, the terms of this Agreement shall control. No additional terms or conditions of sale other than those contained in this Agreement shall be effective unless approved in writing by an authorized officer of Buyer and Seller.

    2.8  Chloryte Restrictions.  Buyer understands and acknowledges that
         ---------------------
Seller's rights to manufacture and sell Chloryte Products derive exclusively from an agreement between Seller and Saskatoon Chemicals, Ltd., the owner of the Chloryte trademark (the "Chloryte License") and that the Chloryte License is subject to termination while this Agreement is in effect. Buyer acknowledges and agrees that should Seller at any time for any reason lose its right to manufacture or sell Chloryte Products generally or if such rights become restricted under the terms of the Chloryte License in a manner that results in sales to Buyer becoming impracticable, Chloryte Products shall cease automatically to be Products hereunder, and Seller shall have no further obligation to Buyer with respect to Chloryte Products or with respect to the discontinuation of the Chloryte Product line. Seller will provide Buyer with notice of any discontinuation of the Chloryte Product line as far in advance as is practicable under the circumstances. Seller agrees not to take any action with respect to the Chloryte License which is primarily intended to cause Chloryte Products to become unavailable to Buyer.

                                 ARTICLE III.
                                 ------------

                               Price and Payment
                               -----------------

    3.1  Price.
         -----

    (a) The "initial price" for the Products shall be as set forth in Exhibit 3.1(a). Such "initial price" shall remain in effect through December 31, 1996; thereafter said "initial price" shall be subject to adjustment as provided in subparagraph (b) below.

    (b) On January 1, 1997, the "initial price" for the Products as set forth in
Exhibit 3.1(a) shall be adjusted up or down to reflect all changes in Seller's cost since May 1, 1996 according to the formula described in Exhibit 3.1(b). The price for Products shall thereafter be adjusted quarterly based upon the formula described in Exhibit 3.1(b). Seller shall provide notice to Buyer of any such price adjustment, with such adjustments to take effect on the date of such notice. Price adjustments shall apply only to Product orders received by Seller after such price adjustments take effect.

    (c) Any Products added subsequent to the date of this Agreement shall be priced as agreed upon at the time such Products are added.

    3.2  Taxes.
         -----

    (a) Seller shall add to the invoice price of all Products, an amount equal to any tax now in effect or hereafter levied, with respect to the manufacture, sale, use or delivery of the Products and imposed by law at the point of sale or delivery of such Products (other than taxes based upon the income of Seller), including but not limited to, sales tax, use tax, retailer's occupational tax, gross receipts tax, and value added tax, in each case to the extent payable by Seller or required to be collected by Seller.

    (b) All taxes imposed or levied with respect to the manufacture, sale, use or delivery of the Products (other than taxes based upon the income of Seller), which are required to be collected by Seller and which are not imposed by law at the point of sale or delivery of Products, including but not limited to ad valorem tax, mill tax or environmental tax, shall be paid by Seller and reimbursed by Buyer. Seller will periodically calculate any allocation of such taxes to the Products purchased by Buyer and will prepare a separate invoice to Buyer for reimbursement of such taxes.

    3.3  Price Controls.  If Seller is prevented from changing any price in
         --------------
effect for any particular Product by any governmental law, order, regulation or ruling, at Seller's option and upon sixty (60) days notice from Seller to Buyer, such Product shall cease to be a Product hereunder.

    3.4  Payment.  Payment terms shall be net thirty (30) days from the date of
         -------
receipt of invoice except for early buy terms as set forth in Exhibit 3.4 attached hereto. Unless otherwise directed by Buyer, payments received from Buyer for purchases hereunder shall be applied by Seller to Buyer's oldest then existing monetary obligations to Seller for purchases made hereunder. Unless

Seller agrees in writing to an extension of time, all invoices not paid within thirty (30) days shall accrue interest at the lower of the highest legal rate under applicable law or 1.5% per month. Payment for all sales shall be made in U.S. Dollars.

                                  ARTICLE IV.
                                  -----------

                   Title and Risk of Loss; Return of Product
                   -----------------------------------------

    4.1  Title, Shipment and Risk of Loss.  Products shall be shipped to the
         --------------------------------
destination specified by Buyer. The price of Products shall include shipping costs. Title and risk of loss of the Products shall pass to Buyer upon delivery to the destination specified by Buyer. All Products shipped to Buyer under this Agreement which are subject to the Hazardous Materials Transportation Act shall be packaged and transported in accordance with regulations established from time to time by the United States Department of Transportation.

    4.2  Acceptance of Goods.  All claims with respect to any Products delivered
         -------------------
to Buyer must be made within the time periods specified in Section 6.3. Buyer shall be deemed to have irrevocably accepted all Products except where notice is duly given in accordance with Section 6.3.

    4.3  Return of the Products.  Returns of Product will be accepted only if
         ----------------------
Buyer shall have notified Seller of a claim with respect to such Products within the time periods specified in Section 6.3. Unless the Products are the subject of governmental order or other directive (in which case Buyer and Seller shall comply with such order or directive), Seller shall notify Buyer following receipt of Buyer's notice whether Buyer should (i) return the Products to Seller (and, if so, the address to which the Products should be returned), or (ii) dispose of the Products. All related reasonable costs of repackaging and reshipping properly returned Products shall be paid by Seller, by a credit to Buyer or otherwise. Seller shall be responsible for charges incurred in disposing of the Products provided such disposal is in accordance with applicable regulatory requirements and Seller has approved in writing the method and manner of disposal and the costs to be incurred in such disposal. If the method, manner and costs of disposal are not approved by Seller, Buyer shall return the Products to Seller at Seller's expense in the manner described above. No rejection of Products by Buyer shall be deemed rightful, and no acceptance of Products shall be deemed justifiably revoked by Buyer, except in accordance with the provisions of Article VI.

                                  ARTICLE V.
                                  ----------

                                     Term
                                     ----

    5.1  Term.  Unless terminated sooner as expressly permitted by Sections 5.2
         ----
or 5.3, this Agreement shall be in full force and effect for an initial term of five (5) years beginning on the date hereof and will continue thereafter for successive renewal periods of three (3) years each unless and until terminated by either party at the end of the five (5) year initial term or at the end of any three (3) year renewal period upon at least two (2) years prior written notice.

    5.2  Events of Default by Buyer.  Buyer shall be in default if any one or
         --------------------------
more of the following events shall happen:

         (i) Buyer shall fail to pay any amount due hereunder and such failure is not cured within fifteen (15) days after receipt of Seller's written notice; or

         (ii) Buyer shall fail to perform or comply with any of the other material terms or conditions of this Agreement for reasons other than an event of Force Majeure and such failure, if curable, shall continue without cure for a period of thirty (30) days after written notice thereof from Seller to Buyer; or

         (iii) Filing by Buyer of a voluntary petition of bankruptcy or a voluntary petition or answer seeking reorganization, rearrangement or readjustment of its debts, or any relief under any bankruptcy or insolvency act or law, now or hereafter existing, or any agreement by Buyer indicating consent to, approval of, or acquiescence in, any such petition or proceeding; or

         (iv) The application by Buyer or the consent or acquiescence of Buyer in the appointment of a receiver or trustee for all or a substantial part of any of its properties or assets; or

         (v) The making by Buyer of a general assignment for the benefit of creditors; or

         (vi) The admission of Buyer in writing of its inability generally to pay its debts as they mature; or

         (vii) The filing of an involuntary petition against Buyer seeking reorganization, rearrangement, or readjustment of its debts or for any other relief under any bankruptcy or insolvency act or law, now or hereafter existing, or the involuntary appointment of a receiver or trustee for Buyer for all or a substantial part of its property or assets, or the issuance of a warrant of attachment, or execution of similar process against a substantial part of the property of Buyer and the continuance of such for ninety (90) days undismissed or undischarged.

    5.3  Events of Default by Seller.  Seller shall be in default if any one or
         ---------------------------
more of the following events happen:

         (i) Seller shall fail to perform or comply with any of the material terms or conditions of this Agreement, for reasons other than an event of Force Majeure, and such failure, if curable, shall continue without cure for a period of thirty (30) days after written notice thereof from Buyer to Seller; or

         (ii) The filing by Seller of a voluntary petition of bankruptcy or a voluntary petition or answer seeking reorganization, rearrangement, or readjustment of its debts, or any relief under any bankruptcy or insolvency act or law, now or hereafter existing, or any Agreement by Seller indicating consent to, approval of, or acquiescence in, any such petition or proceeding; or

         (iii) The application by Seller or the consent or acquiescence of Seller in the appointment of a receiver or trustee for all or a substantial part of any of its properties or assets; or

         (iv) The making by Seller of a general assignment for the benefit of creditors; or

         (v) The admission of Seller in writing of its inability generally to pay its debts as they mature; or

         (vi) The filing of an involuntary petition against Seller seeking reorganization, rearrangement or readjustment of its debts or for any other relief under any bankruptcy or insolvency act or law, now or hereafter existing, or the involuntary appointment of a receiver or trustee for Seller for all or a substantial part of its property or assets, or the issuance of a warrant of attachment, or execution of similar process against a substantial part of the property of Seller and the continuance of such for ninety (90) days undismissed or undischarged.

    5.4  Remedies Upon Default.  Upon the occurrence of any event of default (as
         ---------------------
defined in this Article V), and during the continuance thereof, the non-defaulting party, at its option, and without prejudice to other lawful remedies which may be available, may elect to terminate this Agreement upon thirty (30) days' prior written notice. This Agreement may be terminated prior to the expiration of the then-current term only in the event of a default under Sections 5.2 and 5.3.

    5.5  Survival.  In the event this Agreement expires or terminates for any
         --------
reason, each party will continue to abide by the provisions hereof which expressly or by reasonable implication contemplate survival, except where continuance would violate regulatory requirements or otherwise be unlawful. The termination of this Agreement shall not prejudice any rights under this Agreement which may have accrued up to and including the date of termination.

                                  ARTICLE VI.
                                  -----------

                                   Warranty
                                   --------

    6.1  Limited Warranties of Buyer and Seller.  Seller warrants exclusively to
         --------------------------------------
Buyer: (i) within the meaning of the federal Insecticide, Fungicide and Rodentcide Act ("FIFRA") (S) 12(b) that each Product sold under this Agreement which qualifies as a pesticide under FIFRA and which is purchased and received in good faith by Buyer in the same unbroken package as shipped by Seller, will be lawfully registered at the time of such sale and delivery and will comply with all other requirements established under FIFRA; (ii) that the Products that are not pesticides under FIFRA sold hereunder will meet any specifications which Buyer and Seller may agree upon in writing in relation to any Product or, in the absence of such specifications that such Products shall conform to generally accepted industry standards for the Product in question, and (iii) that the Products shall conform to all applicable federal, state and local statutes (other than warranties implied by operation of Uniform Commercial Code Sections 2-314 or 2-315, or any state counterpart to such provisions). Seller further warrants that Seller shall convey good and merchantable title to Buyer and that the Products shall be delivered free and clear of any lien or encumbrance.

    6.2  DISCLAIMER.  THE WARRANTY PROVIDED IN SECTION 6.1 ABOVE IS EXCLUSIVE
         ----------
AND IN LIEU OF ALL OTHER WARRANTIES OF SELLER, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHETHER PERTAINING TO THE PRODUCT OR THE CONTAINERS CONTAINING THE SAME AND WHETHER ARISING BY LAW, CUSTOM, CONDUCT, OR USAGE OR TRADE, AND THE RIGHTS AND REMEDIES PROVIDED IN SECTIONS 6.3 AND, TO THE EXTENT APPLICABLE, IN SECTION 6.5,

ARE EXCLUSIVE IN LIEU OF ALL OTHER RIGHTS AND REMEDIES. IN NO EVENT SHALL SELLER BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, NOR SHALL ANY WARRANTY BE CONSTRUED AS A CONDITION.

    6.3  Claims.  Except with respect to third party claims subject to
         ------
indemnification pursuant to Section 6.5 below, Buyer's sole and exclusive remedy with respect to any claims of Buyer relating to Product including, but not limited to, any short quantity of or damage to Product or Product not in conformity with Seller's limited warranty in Section 6.1 shall be, at the option of Seller, replacement of such Product or a credit or refund for the purchase price of such Product. Any claim for damaged or short quantities of Product shall be made within thirty (30) days following delivery of such Product. Any claim for nonconforming Product shall be made within thirty (30) days after Buyer becomes aware of such nonconformity. All Product claims other than for damaged, short quantity or nonconforming Product shall be made within thirty
(30) days of when Buyer becomes aware of such claims. Failure to give notice within such time and in such manner shall be deemed a waiver of any claim that Buyer may have against Seller with respect to such Product. All claims under this Article VI shall be subject to Seller's verification of the validity of Buyer's claims.

    6.4  Product Suitability.  Determination of the suitability of the Product
         -------------------
for the uses and applications contemplated by Buyer, its customers and others shall be the sole responsibility of Buyer. Any suggestions or recommendations made by Seller concerning uses or applications of the Product are believed to be reliable, but Seller makes no representations with respect to the results to be obtained since the conditions of the use and application by Buyer and others are beyond Seller's control.

    6.5  Indemnification by Seller.  Seller agrees to indemnify, save harmless
         -------------------------
and defend Buyer and its affiliated companies, and each of their respective officers, directors and controlling shareholders from and against all suits, actions, legal proceedings, claims, demands, damages, costs, reasonable expenses and attorneys' fees, to the extent caused by, arising from, incident to, connected with or growing out of claims made against Buyer by third parties (including without limitation governmental authorities) alleging harm to third parties or violations of statutes or regulation, in each case to the extent caused by or relating to the failure of any Products to conform with the warranty provided in Section 6.1 above, but in each case specifically excepting those matters which are the subject of Section 6.6 below. The foregoing shall apply only to direct damages, costs and expenses incurred by Buyer in connection with such third party claims and shall not apply to indirect damages, consequential damages, lost profits, injury to goodwill or similar harm suffered or alleged by Buyer as a result of any such third party claims.

    6.6  Indemnification by Buyer.  Buyer agrees to indemnify, save harmless and
         ------------------------
defend Seller, and its affiliated companies, and each of them and each of their respective officers, directors and controlling shareholders from and against all suits, actions, legal proceedings, claims, demands, damages, costs, reasonable expenses and attorneys' fees, to the extent caused by, arising from, incident to, connected with or growing out of the purchase, sale, handling, storage, packaging, repackaging, advertising, promotion or use of the Products by Buyer or any third party, but specifically excepting those matters which are the subject of Section 6.5 above. The foregoing shall apply only to direct damages, costs and expenses incurred by Seller in connection with such matters and shall not apply to indirect damages, consequential damages, lost profits, injury to goodwill or similar harm suffered or alleged by Seller as a result of any such claims.

                                 ARTICLE VII.
                                 ------------

                            Patents and Trademarks
                            ----------------------

    7.1  Ownership and Protection.  All right, title and interest in and to the
         ------------------------
"Omni" and "Guardex" trademarks and any and all customer goodwill relating to same (the "Trademarks") and all other proprietary rights with respect to Products, including without limitation, patents, trademarks, copyrights and technology (collectively, the "Intellectual Property") shall inure to the benefit of, and shall be solely vested in Seller (or, in the case of the "Chloryte" trademark, to Saskatoon Chemicals, Ltd., the owner thereof). Buyer acknowledges and agrees that Seller owns the Intellectual Property and any registrations or registration applications therefor. Buyer shall not at any time file any application for patents or trademarks with the United States Patent and Trademark Office, or with any other governmental entity for any Intellectual Property or the Chloryte trademark. As between Buyer and Seller, Seller shall have the sole right to determine whether or not any action shall be taken on account of any such infringement, misappropriation or imitation of the Intellectual Property or the Chloryte trademark. Buyer shall not institute any suit or take any action on account of any such infringement, misappropriation or imitation without first obtaining the written consent of Seller to do so. Buyer agrees that it is not entitled to share in any proceeds received by Seller (by settlement or otherwise) in connection with any formal or informal action brought by Seller or other entity.

    7.2  Indemnification Against Infringement.  Seller shall indemnify and save
         ------------------------------------
Buyer, its affiliated corporations, and each of them, harmless from all costs, including reasonable attorneys fees, damages, liabilities and expenses, arising out of any claim, action or suit brought against Buyer based upon an allegation that the Products infringe any US patents, trademarks or other third party property rights including logos, trademarks or other information contained on the packaging for the Products. Buyer shall promptly notify Seller of any such claim against Buyer and Seller shall have the obligation to assume the defense of any such claims.

                                  ARTICLE VII
                                  -----------

                       Safety and Health Communications
                       --------------------------------

    Seller will furnish to Buyer for all of the Products, Material Safety Data Sheets covering the Products that include health, safety and other hazardous communication information on the Products and the raw materials used in its manufacture in compliance with the Occupational Safety and Health Administration's Hazard Communication Standard and any other applicable laws. Seller will also furnish to Buyer such other health or safety information respecting the Products as Seller delivers to its other customers for the Products. Buyer and Seller will disseminate appropriate health and safety information to all persons including, but not limited to, their respective employees, contractors and customers, as is necessary to comply with applicable laws.

                                  ARTICLE IX

                                Confidentiality
                                ---------------

    9.1  Confidentiality Obligations of Seller.  Seller shall treat as
         -------------------------------------
confidential and prevent unauthorized duplication or disclosure of any confidential information concerning the business, affairs or the goods of Buyer which Seller may acquire during the course of its activities under this Agreement and shall not use any of such confidential information for any purpose other than in furtherance of Seller's obligations under this Agreement. In addition, Seller shall use commercially reasonable efforts to prevent any such disclosure by any and all of its employees or representatives outside the scope of employment of such employees' and representatives' employment or engagement with Seller. Seller agrees that except for such disclosure as is required by law, the terms of this Agreement shall be deemed confidential information for purposes of this Section 9.1.

    9.2  Confidentiality Obligations of Buyer.  Buyer shall treat as
         ------------------------------------
confidential and prevent unauthorized duplication or disclosure of any confidential information concerning the business, affairs or the goods of Seller which Buyer may acquire during the course of its activities under this Agreement and shall not use any of such confidential information for any purpose other than in furtherance of Buyer's obligations under this Agreement. In addition, Buyer shall use commercially reasonable efforts to prevent any such disclosure by any and all of its employees or representatives outside the scope of employment of such employees' and representatives' employment or engagement with Buyer. Buyer agrees that except for such disclosure as required by law, the terms of this Agreement shall be deemed confidential information for purposes of this Section 9.2.

    9.3  Survival of Confidentiality Obligations.  The obligations of
         ---------------------------------------
confidentiality provided in this Agreement shall survive for a period of five
(5) years after the expiration or termination of this Agreement for any reason; provided, however, that with respect to any item of confidential information which is a trade secret under applicable law, the obligations of confidentiality hereunder shall survive the expiration of such five (5) year period and remain in full force and effect for so long as the applicable confidential information remains a trade secret under applicable law.

                                   ARTICLE X

                                 Miscellaneous
                                 -------------

    10.  Waivers and Consents.  All waivers and consents given hereunder shall
         --------------------
be in writing. No waiver by any party hereto of any breach or anticipated breach of any provision hereof by any other party shall be deemed a waiver of any other contemporaneous, preceding or succeeding breach or anticipated breach, whether or not similar, on the part of the same or any other party. Except as otherwise provided herein, time is of the essence in this Agreement.

    10.  Notices.
         -------

    (a) All notices and other communications hereunder shall be in writing, and shall be deemed to have been given only if and when (i) personally delivered or
(ii) three (3) business days after mailing, postage prepaid, by first class certified or registered air mail, or (iii) sent by prepaid cable, telegram, telex, or telecopy, addressed in each case as follows:

    (b)  If to Buyer to:

              SCP Pool Corporation
              128 Northpark Boulevard
              Covington, Louisiana 70433
              Attention: W.B. Sexton
              Telecopier: 504-892-1657

         with a copy, except to purchase or sales orders and billing matters, in like manner to:

              Kirkland & Ellis
              200 East Randolph Drive
              Chicago, Illinois 60601
              Attention: Stephen L. Ritchie, Esq.
              Telecopier: 312-861-2200

    (c)  If to Seller to:

              Bio-Lab, Inc.
              627 East College Avenue
              Decatur, Georgia 30030
              Attention: Larry J. Bloom
              Telecopier: 404-370-7499

         with a copy, except for purchase or sales orders and billing matters, in like manner to:

              Great Lakes Chemical Corporation
              P. O. Box 2200
              Highway 52 N.W.
              West Lafayette, IN 47906
              Attention:  Louis T. Bolognini, Esq.
              Telecopier:  317-497-6234

                         and

              Smith, Gambrell & Russell
              Suite 1800, East Tower
              3343 Peachtree Road, N.E.
              Atlanta, Georgia  30326
              Attention: Robert I. Paller, Esq.
              Telecopier: 404-264-2652

Both Seller and Buyer may change the address(es) for the giving of notices and communications and/or copies thereof, by written notice to the other party in conformity with the foregoing.

    (d) If Buyer or Seller should come under any requirement to notify federal, state or local authorities of any spill or other event involving the Products, the notifying party shall report such incident to the other party to this Agreement as soon as possible after notifying such authorities. Each party further agrees to notify the other party as soon as reasonably practicable after such party becomes aware of any facts, circumstances or regulatory or legal developments reasonably likely to affect the state or federal pesticide registrations for the Products.

    10.3  Headings.  The Article and Section headings contained in this
          --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    10.4  Governing Law.  The interpretation and construction of this Agreement,
          -------------
and all matters relating hereto, shall be governed by the internal laws of the State of Georgia.

    10.5  Parties in Interest.  This Agreement shall not be assigned by either
          -------------------
party without the prior written consent of the other party, such consent not to be unreasonably withheld. Subject to the foregoing restriction, this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

    10.6  Arbitration.  Any controversy or claim arising out of or relating to
          -----------
this contract, or the breach thereof, shall be settled by arbitration in Atlanta, Georgia in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

    10.7  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, all of which taken together shall constitute one and the same instrument.

    10.8  Entire Agreement.  This Agreement, including all schedules and
          ----------------
exhibits annexed hereto, contains the entire understanding of the parties hereto with respect to the subject matter contained herein or therein.

    10.9  Amendments.  This Agreement may not be changed orally, nor shall any
          ----------
modification of this Agreement be affected by the use of purchase orders (including without limitation the purchase order shown on Exhibit 2.7), acknowledgments, acceptances or other forms at variance with or in addition to the terms and conditions herein. This Agreement may be changed only by a written agreement signed by Buyer and Seller.

    10.10 Severability.  In case any provision in this Agreement shall be held
          ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

    10.11 SCP Guaranty.  SCP hereby guaranties the payment and performance of
          ------------
the obligations of Buyer hereunder. SCP hereby expressly waives diligence, presentment, demand of payment, protest and notices whatsoever, and any requirement that Seller exhaust any right, power or remedy or proceed against Buyer under this Agreement or any other Agreement or instrument referred to herein, or against any other party under any guarantee of, or security for, any obligations of Buyer under this Agreement. The obligations of SCP hereunder are absolute and unconditional and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

  [Remainder of page intentionally left blank; signatures on following page.]

    IN WITNESS WHEREOF, Buyer and Seller have caused their corporate names to be hereunto subscribed, under seal, by their respective duly authorized officers, all as of the day and year first above written.

                               "BUYER"

                               SOUTH CENTRAL POOL SUPPLY, INC.

                               By:  Wilson B. Sexton
                                   -----------------------------------------
                                  Title: Chairman
                                        ------------------------------------


                               "SCP"

                               SCP POOL CORPORATION

                               FOR THE LIMITED PURPOSES DESCRIBED
                               IN SECTION 10.11

                               By: Wilson B. Sexton
                                  ------------------------------------------
                                  Title: Chairman
                                        ------------------------------------



                               "SELLER"

                               BIO-LAB, INC.


                               By:  Larry J. Bloom
                                  ------------------------------------------
                                  Title: President
                                        ------------------------------------

                                  EXHIBIT 1.6

                              GUARDEX  TERRITORY

     Guardex Territory                     Guardex Minimum Purchase Requirement
     -----------------                     ------------------------------------

The Guardex Territory is comprised of               $                   /1/
Missouri; the portion of Kanas                       ----------------------
located east of Kanas Highway
99; and the portion of Illinois
located south of U.S. Highway
36 (see attached map ofr illustrations
of the Kansas and Illinois portions of
the Guardex Territory).









_______________________

/1/    The Guardex Minimum Purchase Requirement will be equal to 80% of the dollar sales of Guardex Products by Seller within the Guardex Territory during the twelve month period ending August 31, 1996, excluding sales of calcium
                                                ---------
hypochloryte in sizes of 100 lbs. or greater. The Seller shall calculate such Guardex Minimum Purchase Requirement within 30 days following the date of this Agreement. Seller shall provide Buyer with access to all records of Seller reasonably necessary for Buyer to verify such twelve month sales figures upon which the Guardex Minimum Purchase Requirements are based.

                                  EXHIBIT 1.8

                               OMNI TERRITORIES


      Omni Territories                      Omni Minimum Purchase Requirement/2/
      ----------------                      ---------------------------------

1.    Florida (comprised of all of                       $__________
      Florida).

2.    Southeast (comprised                               $__________
      of all of Tennessee, Alabama
      and Georgia).

3.    Central (comprised of                              $__________
      all of Mississippi, Louisiana,
      Arkansas, Missouri and Oklahoma;
      the portion of Kansas east of Kansas
      State Highway 99; and the portion of
      Texas east of the line extending from the southeast corner of New Mexico south to the Mexican border (see attached map for illustration of Kansas and Texas portions of Central Territory).

4.    Western (comprised of all of New Mexico            $__________
      and Arizona; Clark County, Nevada;
      the portion of Texas west of the line
      extending from the southwest corner of
      New Mexico south to the Mexican border;
      and the portion of California north of the line beginning at the Nevada border, running west through the intersection of US Highway 95 and interstate 40 in San Bernardino County, through the intersection of State Highway 166 and US Highway 101 in Santa Barbara County and to the Pacific Ocean (see attached map for illustration of the Texas and California portions of the Western Territory).






________________________

     /2/   The Omni Minimum Purchase Requirements will be equal to 80% of the dollar sales of Omni Products by Seller within the applicable Omni Territory during the twelve month period ending August 31, 1996 excluding sales of calcium
                                                      ---------
hypochloryte in sizes of 100 lbs. or greater. Seller shall calculate such Omni Minimum Purchase Requirements within 30 days following the date of this Agreement. Seller shall provide Buyer with access to all records of Seller reasonably necessary for Buyer to verify such twelve month sales figures, upon which the Omni Minimum Purchase Requirements are based.

                               EXHIBIT 2.2(B)(I)

                              OMNI HOUSE ACCOUNTS


     NAME OF HOUSE ACCOUNT               HOUSE ACCOUNT TERRITORY
     ---------------------               -----------------------

1.   Swim Line                           Georgia

2.   Paddock                             Arizona

                              EXHIBIT 2.2(B)(II)

                            GUARDEX HOUSE ACCOUNTS


NAME OF HOUSE ACCOUNT                    HOUSE ACCOUNT TERRITORY
---------------------                    -----------------------

1.   Best Products                       Florida

2.   Horner Equipment                    Florida

3.   Pool Rite                           Florida

4.   Pool Water Products                 Florida, California, Arizona and Texas

5.   Jodeco                              New Mexico

6.   Chem Quip                           California

7.   General Pool and Spa Supply
     California and Nevada

8.   Pool Supply of Orange               California

9.   Carecraft/Pioneer                   Arizona

10.  Superior Pool Products              California and Arizona

11.  Paramont Supply                     Nevada

12.  Swimming Pool Supply                California

                                EXHIBIT 2.3(I)

                             OMNI PERMITTED AREAS

The Omni Territories only.

                                EXHIBIT 2.3(II)

                            GUARDEX PERMITTED AREAS


The Guardex Territory plus the states of Alabama, Arizona, Florida, Georgia,
                      ----
Louisiana, Mississippi, New Mexico, Oklahoma, Tennessee, and Texas; and Clark County, Nevada.

                                 EXHIBIT 3.1(A)

                                INITIAL PRICING


(i)  See initial pricing list attached.

--------------------------------------------------------------------------------


                                                                    Effective
                                                                through 12-31-96


               [LOGO OF OMNI POOL AND SPA PRODUCTS APPEARS HERE]


                                 POOL AND SPA
                                   PRODUCTS


                             DISTRIBUTOR PRICING(SC)




--------------------------------------------------------------------------------

Brominating Tablets for Pools
===========================================================================================
PRODUCT        PRODUCT                                               NET WT.
CODE           DESCRIPTION                                            LBS.       COST
-------------------------------------------------------------------------------------------
               BROMINATING TABLETS FOR POOLS
22023 OMN      25# bucket..............................................25        ***
22024 OMN      50# bucket..............................................50        ***

Chlorinating Products for Pools
===========================================================================================

               CHLORINATING CONCENTRATE - SODIUM DICHLORO
21046 OMN      4 x 5# bottles per case.................................20        ***
21015 OMN      4 x 8# bottles per case.................................32        ***
21023 OMN      2 x 15# buckets per case................................30        ***
21026 OMN      30# bucket..............................................30        ***
21028 OMN      50# bucket..............................................50        ***
21030 OMN      100# plastic drum......................................100        ***

               CHLORINATING CONCENTRATE 90 - GRANULAR TRICHLORO
21205 OMN      4 x 8# buckets per case................................ 32        ***
21214 OMN      30# bucket............................................. 30        ***

               CHLORINATING TABLETS - 1" TRICHLORO TABLETS (1/2 OUNCE)
21618 OMN      4 x 5# bottles..........................................20        ***
21642 OMN      2 x 15# buckets per case................................30        ***
21648 OMN      30# bucket..............................................30        ***
21654 OMN      50# bucket..............................................50        ***

               CHLORINATING CANISTERS - 1" TRICHLORO TABLETS (1/2 OUNCE)
21612 OMN      4 x 4# Universal Canisters..............................16        ***
21614 OMN      4 x 4# Type E Canisters.................................16        ***

               GIANT SIZE CHLORINATING TABLETS -
               3" TRICHLORO TABLETS (7.0 OUNCE) NOT WRAPPED
21711 OMN      4 x 3.5# bottles per case...............................14        ***
21715 OMN      2 x 10.93# buckets per case...........................21.86       ***
21721 OMN      19.68# bucket.........................................19.68       ***
21729 OMN      32.81# bucket.........................................32.81       ***
21736 OMN      50.31# bucket.........................................50.31       ***
21750 OMN      98.43# plastic drum...................................98.43       ***

               CHLORINATING STICKS - 1/2# TRICHLORO STICKS
21351 OMN      4 x 4# bottles per case.................................16        ***
21355 OMN      4 x 8# bottles per case.................................32        ***
21360 OMN      2 x 18# buckets per case................................36        ***
21366 OMN      30# bucket..............................................30        ***
21372 OMN      50# bucket..............................................50        ***
21374 OMN      100# drum..............................................100        ***

               STABILIZER - CYANURIC ACID
23224 OMN      12 x 1.5# bottles per case..............................18        ***
23215 OMN      4 x 6# bottles per case.................................24        ***
23248 OMN      45# bucket..............................................45        ***
23259 OOO      80# plastic drum........................................80        ***

               *CALCIUM HYPOCHLORITE (LTL)
22112 OMN      9 x 5# bottles per case.................................45        ***
22118 OMN      25# bucket..............................................25        ***
22136 OMN      100# plastic bucket....................................100        ***

               LITHIUM HYPOCHLORITE
22202 OMN      4 x 5# bottles..........................................20        ***
22220 OMN      25# bucket..............................................25        ***
22230 OMN      45# bucket..............................................45        ***

*See district manager for TL pricing.

                                      SC1

Oxidizers/Shocking Compounds
================================================================================
PRODUCT     PRODUCT                                            NET WT.
CODE        DESCRIPTION                                         LBS.    COST
--------------------------------------------------------------------------------
            QUICK CLEAR - CHLORINE FREE SHOCK
22841 OMN   2 x 12 - 1# bags....................................24      ***
22842 OMN   4 x 6# bottles......................................24      ***
22846 OMN   50# bucket..........................................50      ***

            BREAKOUT - CALCIUM HYPOCHLORITE
22804 OMN   2 x 12 - 1# bags....................................24      ***

            BREAKOUT 35 - LITHIUM HYPOCHLORITE
22835 OMN   2 x 12 - 1# bags....................................24      ***

            BREAKOUT 60 - ORGANIC CHLORINE SHOCK
22882 OMN   4 x 5# bottles......................................20      ***

Algaecides & Algae Destroyers
======================================================================
            ALGAECIDE "10" (10% QUAT)
23030 OMN   12 x 1 quarts per case..............................        ***
23036 OMN   4 x 1 gals. per case................................        ***

            ALGAE PREVENTATIVE (40% ACTIVE QUAT)
23046 OMN   4 x 1 gals. per case................................        ***
23040 OMN   12 x 1 quarts per case..............................        ***

            ALGAECIDE 60 (60% ACTIVE POLYQUAT)
23060 OMN   12 x 1 quarts per case..............................        ***

            ALGAE DESTROYER (DI CHLOR)
23106 OMN   12 x 2# bottles.....................................24      ***

            SUPER ALGAE DESTROYER (TRI CHLOR) (PLASTER POOLS ONLY)
23112 OMN   12 x 2# bottles.....................................24      ***

            MUSTARD MASTER (NON-METALLIC ALGAE TREATMENT)
23140 OMN   12 x 2# bottles.....................................24      ***

            CONCENTRATED ALGAE KILL (COPPER BASED)
23154 OMN   12 x 1 pints........................................        ***

            CONCENTRATED COPPER ALGAECIDE
23156 OMN   12 x 1 quarts per case..............................        ***

            BLACK AND MUSTARD ALGAECIDE
23168 OMN   12 x 1 quarts per case..............................        ***

            CONCENTRATED ALGAE KILL
23155 OMN   12 x 1 quarts per case..............................        ***

Water Balance Products
======================================================================
            PH DECREASER
23306 OMN   12 x 3# bottles.....................................36      ***
23318 OMN   4 x 9# bottles......................................45      ***

            ALKALINITY INCREASER
23406 OMN   6 x 4# boxes........................................24      ***
23412 OMN   4 x 12# boxes.......................................48      ***

            CALCIUM HARDNESS INCREASER - CALCIUM CHLORIDE
23435 OMN   4 x 5# buckets......................................20      ***
23442 OMN   2 x 15# buckets.....................................30      ***

            PH INCREASER - SODIUM CARBONATE
23356 OMN   4 x 6# buckets......................................24      ***
23362 OMN   12 x 2# bottles.....................................24      ***

                                      SC2

SYNERGY
============================================================================================================
PRODUCT        PRODUCT                                                               NET WT.
CODE           DESCRIPTION                                                            LBS.          COST
------------------------------------------------------------------------------------------------------------
               INITIATOR MASTER CASE
21120 OMN      2 boxes containing 2 - 12.5# bottles.....................................            ***

               LARGE SYSTEM MASTER CASE
21125 OMN      2 System boxes - each containing 2 - 5.5# bottles
               of Tabs and 10 - 1# bottles of Clear.....................................            ***

               SMALL SYSTEM MASTER CASE
21124 OMN      4 System boxes - each containing 1 - 5.5# bottles
               of Tabs and 5 - 1# bottles of Clear......................................            ***

               SYNERGY START-UP KIT
21111 OMN      Contains: 6 cases 21120 OMN Synergy Initiator; 6 cases
               21125 OMN Synergy Pool Care; 2 cases 21124 OMN Synergy
               Pool Care; 1 case 22882 OMN Breakout-60; 1 Point-of-Purchase
               Mobile; 1 Initiator Test Kit; 1 Promotional/Instructional Package,
               including: Assembly support for point-of-purchase, Dealer Manual and reference guide, Package of sales buttons, Merchandising
               Tips sheet, 100 Co-op Consumer tri-fold sales pieces (can be ordered at no charge - see below), 100 Co-op Consumer direct mail postcards (can be ordered at no charge - see below), Co-op claim form, Co-op line art, Co-op ad slick, Rebate card example,
               Dealer agreement ........................................................            ***

               SYNERGY CO-OP DIRECT MAIL POSTCARD
21104 OMN      50/package (blank on reverse)............................................            ***

21109 OMN      SYNERGY TRADE PIECE......................................................            ***

               SYNERGY CO-OP DIRECT MAIL POSTCARD
21113 OMN      50/package (preprinted reverse)..........................................            ***

               SYNERGY TRI-FOLD SALES PIECE
               CO-OP DIRECT MAIL PIECE
21104 OMN      50/package...............................................................            ***

21122 OOO      INITIATOR TEST KIT.......................................................            ***


ACCESSORY & MAINTENANCE PRODUCTS
===============================================================================================
               POOL SURFACE CLEANER
23608 OMN      12 X 1 quarts............................................................            ***

               STAIN & SCALE CONTROL
23450 OMN      12 x 1 quart bottles.....................................................            ***

               POOL WATER CLARIFIER
23723 OMN      12 x 1 quarts............................................................            ***

               FILTER CLEANER-DEGREASER
23756 OMN      12 x 1 quart bottles.....................................................            ***

               ACID WASHING ADDITIVE
23640 OMN      12 x 1 quarts............................................................            ***

               COVER CLEANER - DEODORIZER
23650 OMN      12 x 1 quart bottles.....................................................            ***

               FILTER AID
23715 OMN      4 x 1.5# buckets per case................................................6           ***

               LIQUID FLOC
23718 OMN      12 x 1 quarts............................................................            ***

               CLEAR MAGIC
23719 OMN      12 x 1 quarts............................................................            ***

                                      SC3

COMMERCIAL/SERVICE PRODUCTS

==========================================================================================================
PRODUCT     PRODUCT                                                                 NET WT.
CODE        DESCRIPTION                                                              LBS.        COST
----------------------------------------------------------------------------------------------------------
            CHLORINATING CONCENTRATE
21030 OMN   100# plastic drum.........................................................100        ***

            3" TRICHLORO TABLETS
21750 OMN   98.43# plastic drum......................................................98.43       ***

            CYANURIC ACID
23259 OOO   80# plastic drum...........................................................80        ***

            QUICK CLEAR - CHLORINE FREE SHOCK
22846 OMN   50# bucket.................................................................50        ***

            ALGAECIDE "10"
23036 OMN   4 x 1 gallons per case.....................................................          ***

            ALGAE PREVENTATIVE
23040 OMN   4 x 1 gallons per case.....................................................          ***

SPA & HOT TUB SANITIZERS
===============================================================================================
            BROMINATING TABLETS
32305 OMN   12 x 1.5# bottles..........................................................18        ***
32310 OMN   4 x 5# bottles.............................................................20        ***
32312 OMN   4 x 8# bottles.............................................................32        ***

            (1 STEP) GRANULAR BROMINE CONCENTRATE
32360 OMN   12 x 14 ounce bottles......................................................24        ***
32362 OMN   12 x 2# bottles............................................................24        ***

            CHLORINATING CONCENTRATE
32112 OMN   12 x 1# bottles............................................................12        ***
32118 OMN   12 x 2# bottles............................................................24        ***

ACCESSORY & MAINTENANCE PRODUCTS FOR SPAS & HOT TUBS
==========================================================================================================
            SPA & HOT TUB KITS
33223 OMN   Anchor System Kit (6 per case) Includes: 2 qts. pH Anchor,
            1 - 14 oz. Granular Bromine, Bromine Test Kit and instructions.............          ***

            SPA SHOCK
32506 OMN   8 x 2 ounce bags - 12 boxes per case.......................................12        ***

            WATER CLARIFIER
32612 OMN   12 x 1 pint bottles........................................................          ***

            STAIN & SCALE CONTROL
32418 OMN   12 x 1 pint bottles........................................................          ***

            FILTER CLEANER-DEGREASER
32606 OMN   12 x 1 pint bottles........................................................          ***

            SURFACE CLEANER
32406 OMN   12 x 1 pints...............................................................          ***

            ANTI-FOAM
32424 OMN   12 x 1 pints...............................................................          ***

            BROMINE TABLET DISPENSER
32906 OOO   32 per case................................................................          ***

                                      SC4

WATER BALANCE PRODUCTS FOR SPAS & HOT TUBS
===============================================================================================
PRODUCT      PRODUCT                                                      NET WT.
CODE         DESCRIPTION                                                    LBS.          COST
-----------------------------------------------------------------------------------------------
             pH ANCHOR
32525 OMN    12 x 1 quart bottles.........................................                 ***

             CALCIUM HARDNESS INCREASER
32530 OMN    12 x 2# bottles..............................................    12           ***

             pH DECREASER
32520 OMN    12 x 24 ounce bottles........................................                 ***

             pH INCREASER
32518 OMN    12 x 18 ounce bottles........................................                 ***

             ALKALINITY INCREASER
32532 OMN    12 x 2# bottles..............................................    24           ***

WINTER PRODUCTS
===============================================================================================
             New Winterization to be announced later.

TEST KITS AND REAGENTS
===============================================================================================

             TEST KITS
26132 OMN    OTO Test Kit (6 per case)....................................                 ***
26134 OMN    DPD Test Kit (6 per case)....................................                 ***
26120 OOO    Commerical Test Kit..........................................                 ***
26122 OOO    Professional Test Kit........................................                 ***
26410 OMN    Water Analysis Station - each................................                 ***
26160 OOO    3-Way Test Kit...............................................                 ***

             4-WAY TEST STRIPS
33006 OMN    50# Strips/tube - 8 tubes/box................................                 ***

             TEST KIT REPLACEMENTS
26502 OOO    Electric Stirrer.............................................                 ***
26506 OOO    Stirring Bar 5/16 x 3/4......................................                 ***
26518 OMN    Water Sample Bottles - 12 per case...........................                 ***

             PROFESSIONAL & COMMERICAL TEST KIT REPLACEMENTS
26150 OOO    Iron/Copper Test Kit Blocks - 4 per case.....................                 ***
26152 OOO    Caps for Test Kit Blocks, 6 Lg 6 Sm - 4 per case.............                 ***
26154 OOO    Chlorine/Bromine/pH Test Kit Blocks - 4 per case.............                 ***
26612 OOO    Total Dissolved Solids Meter - each..........................                 ***
26206 OOO    Iron Reagent - 1 oz. bottle..................................                 ***
26216 OOO    Manganese Test Reagent - 2 x 50..............................                 ***
26658 OOO    Manganese Test Bottle - 2 each...............................                 ***
26220 OOO    Copper Reagent - 96 tablets..................................                 ***
26222 OOO    Rochele Salt Copper Reagent - 1 ounce........................                 ***
26226 OOO    DPD #1 Free Chlorine Tablets - 12 packs of 50 tablets........                 ***
26228 OOO    DPD #3 Total Chlorine Tablets - 12 packs of 50 tablets.......                 ***
26232 OOO    Calcium Hardness Tablets - 12 packs of 20 tablets............                 ***
26234 OOO    Cyanuric Acid Dip Stick......................................                 ***
26236 OOO    Cyanuric Acid Tablets - 12 packs of 50.......................                 ***
26240 OOO    Reagent #1 OTO - 1 ounce - 24 per box........................                 ***
26242 OOO    Reagent #2 Phenol Red - 1 ounce - 24 per box.................                 ***
26244 OOO    Reagent #3 Acid Demand - 1 ounce - 24 per box................                 ***
26246 OOO    Reagent #4 Chlorine Neutralizer - 1/2 ounce - 24 per box.....                 ***
26248 OOO    Reagent #5 Methyl Orange - 1/2 ounce - 24 per box............                 ***
26250 OOO    Reagent #3B Alkali Demand - 1 ounce - 24 per box.............                 ***
26606 OOO    1 quart dispenser bottle (for water analysis station)........                 ***

                                      SC5

-------------------------------------------------------------------------------------------------------------
PRODUCT        PRODUCT
CODE           DESCRIPTION                                                                          COST
-------------------------------------------------------------------------------------------------------------
26864 OOO      Phenol Red - 1/2 ounce - 24 per box.........................................         ***
26870 OOO      OTO - 1/2 ounce - 24 per box................................................         ***

               WATER ANALYSIS/SUPPORT PRODUCTS.............................................         ***
35216 OMN      Omni WaterSmart 5.5 - 3.5 HD................................................         ***
35543 OMN      Water Analysis Computer Forms 250 sheets/box................................         ***
35540 OMN      Spa Analysis Data Cards - 250 per box.......................................         ***
35219 OMN      WaterSmart 5.5 - 5.25 HD....................................................         ***
35220 OMN      WaterSmart 5.5 - 5.25 LD....................................................         ***
35541 OMN      Pool Analysis Data Cards - 250 per box......................................         ***
35221 OMN      Omni 2.1 - 3.5 LD...........................................................         ***
35223 OMN      Omni 2.1 - 5.25 LD..........................................................         ***
35217 OMN      Omni WaterSmart 5.5 - 3.5 LD................................................         ***

BROMINATORS & CHLORINATORS
-------------------------------------------------------------------------------------------------------------
PRODUCT        PRODUCT                                 OUTDOOR POOL           INDOOR POOL
CODE           DESCRIPTION                               GALLONS            BATHER LOAD (MAX)
-------------------------------------------------------------------------------------------------------------
               BROMINATORS
25160 OOO      Off Line                                  0 - 15,000                40               ***
25161 OOO      In Line                                   0 - 20,000                40               ***
25162 OOO      8 x 14"                                   0 - 15,000             Under 40            ***
25163 OOO      8 x 19.5"                                15 - 25,000                80               ***
25164 OOO      8 x 28"                                  25 - 40,000               120               ***
25165 OOO      8 x 35"                                  40 - 60,000               200               ***
25166 OOO      8 x 45"                                  60 - 80,000               300               ***
25167 OOO      10 x 52.5"                              80 - 120,000               450               ***
25168 OOO      13 x 59.5"                             120 - 205,000             Over 600            ***

All Brominators are NSF International Listed. Brominator installation will not meet NSF guidelines unless a flow meter is installed. All Brominators are shipped without flow meters. Please order accordingly. NOTE: Product Codes 25160 & 25161 do not require flow meters.

-------------------------------------------------------------------------------------------------------------
PRODUCT        PRODUCT
CODE           DESCRIPTION                                                                 UNIT     COST
-------------------------------------------------------------------------------------------------------------
               FLOW METERS
25310 OOO      Flow Meter for PC 25162 - 25166 (0-10 gpm)..................................each     ***
25311 OOO      Flow Meter for PC 25167 & 25168 (0-35 gpm)..................................each     ***

               RESIDENTIAL INSTALLATION FITTINGS
25312 OOO      Quick Connect Kit...........................................................each     ***
25313 OOO      Above Ground "T" Fitting....................................................each     ***

               BROMINATOR PARTS
25470 OOO      Air Vent Fitting (Plastic Ferrule & Nut)....................................each     ***
25471 OOO      Air Vent Nipple and Buna-N-Gasket...........................................each     ***
25472 OOO      Manual Air Relief Valve.....................................................each     ***
25473 OOO      3" Outlet Nipple (3/4" male thread x thread)................................each     ***
25474 OOO      5" Inlet Nipple (3/4" male thread x thread).................................each     ***
25475 OOO      Lid "O" Ring................................................................each     ***
25476 OOO      Clear Lexan Lid.............................................................each     ***
25477 OOO      Lid Retaining Bar...........................................................each     ***
25478 OOO      Calibrated 3/4" Outlet Ball Valve (3/4" male thread x female thread)........each     ***
25479 OOO      Inlet ball Valve (3/4" male thread x female thread).........................each     ***
25480 OOO      Calibrated Slotted Ball Valve (3/4" F.I.P. x M.I.P.) Cuts Flow by 50%.......each     ***
25481 OOO      Hand Knob...................................................................each     ***
25482 OOO      6' Air Vent Line Assembly (Inc (1) 25471, (1) 25485, (1) 25486).............each     ***
25483 OOO      Drain Plug..................................................................each     ***
25484 OOO      Buna-N-Gasket Only..........................................................each     ***
25485 OOO      Saddle Clamp 2-1/2".........................................................each     ***

(continued)

                                      SC6

-----------------------------------------------------------------------------------------------
PRODUCT     PRODUCT
CODE        DESCRIPTION                                                          UNIT    COST
-----------------------------------------------------------------------------------------------
25486 OOO   6' x 1/4" Air Vent Tubing Only...................................... each    ***
25337 OOO   Flow Meter Elbow.................................................... each    ***
25488 OOO   Tank Stand Skirt.................................................... each    ***
25489 OOO   Inlet Pipe Diffuser................................................. each    ***
25490 OOO   Outlet Pipe Diffuser................................................ each    ***
25498 OOO   Air Vent Fitting Brass 3/16"........................................ each    ***
25499 OOO   Fill Funnel......................................................... each    ***
25500 OOO   9' x 3/16" Air Vent Tubing w/Brass Pipe Fitting Only................ each    ***

            BROMINATOR PARTS (continued)
25502 OOO   Lid Only (Replaces B 190, Requires PC 25503 Wrench)................. each    ***
25503 OOO   Wrench for 25502 Lid................................................ each    ***
25504 OOO   Lid "O" Ring for 25502 Lid.......................................... each    ***
25505 OOO   Calibrated Outlet Ball Valve (1-1/4" F.I.P. x 1-1/4" F.I.P.)........ each    ***

            QUICK CONNECT KIT PARTS
25491 OOO   Coupling 3/4" (F.I.P x F.I.P.)...................................... each    ***
25492 OOO   Saddle Clamp Nipple Only............................................ each    ***
25484 OOO   Buna-N-Gasket....................................................... each    ***
25485 OOO   Saddle Clamp 2-1/2"................................................. each    ***
25495 OOO   Small Hose Clamp.................................................... each    ***
25496 OOO   9' Flexible Tubing.................................................. each    ***
25497 OOO   Hose Barb (3/4" F.I.P. x 1/2" male hose barb)....................... each    ***

            MA CHLORINATORS
            *NSF INTERNATIONAL LISTED - SHIPPED WITH FLOW METER
25118 OOO   MA-18* (For use in 10 - 75,000 gallons).............................         ***
25120 OOO   MA-35* (For use in 75 - 185,000 gallons)............................         ***
25124 OOO   MA-48* (For use in 185 - 600,000 gallons)...........................         ***

            MA CHLORINATORS PARTS
25324 OOO   Flow Meter.......................................................... each    ***
25326 OOO   Flow Meter Outlet Fitting........................................... each    ***
25328 OOO   "O" Ring - FM Outlet Fitting........................................ each    ***
25332 OOO   Control Valve....................................................... each    ***
25340 OOO   Cap Closure w/"O" Ring.............................................. each    ***
25344 OOO   Drain Valve......................................................... each    ***
25350 OOO   Large Cap "O" Ring.................................................. each    ***
25352 OOO   Flow - Thru Return Fitting.......................................... each    ***
25354 OOO   PVC Half Union...................................................... each    ***
25362 OOO   Inline Check Valve.................................................. each    ***
25366 OOO   Outlet Check Valve.................................................. each    ***
25368 OOO   Compression Nut..................................................... each    ***
25372 OOO   Silastic Bladder.................................................... each    ***
25374 OOO   Insert.............................................................. each    ***
25388 OOO   Black Tubing - 20' section.......................................... each    ***
25390 OOO   Drain Hose - 8' section............................................. each    ***

            MA 48 CHLORINATOR PARTS
25304 OOO   MA 48 Accessory Kit................................................. each    ***
25336 OOO   MA 48 Flow Meter.................................................... each    ***
25337 OOO   Flow Meter Elbow.................................................... each    ***
25338 OOO   MA 48 Control Valve................................................. each    ***
25385 OOO   MA 48 2-9' Sections Tube............................................ each    ***

Literature
===============================================================================================
            OMNI LITERATURE
28726 OMN   Shelf Talkers.......................................................         n/c
28744 OMN   Distributor Banner - Vertical - each................................         n/c
28756 OMN   Omni Mobiles........................................................         n/c
28906 OMN   Omni Black & White Product & Logo Line Drawings - 6 per set.........         n/c

                                      SC7

--------------------------------------------------------------------------------
PRODUCT     PRODUCT
CODE        DESCRIPTION                                                    COST
--------------------------------------------------------------------------------
28918 OMN   Omni Breakout Cards..........................................  n/c
28926 OMN   Omni Window Decals...........................................  n/c
30124 OMN   Omni Presentation Folder - 50 per box........................  ***
30132 OOO   MA Brochure..................................................  n/c
30131 OOO   MA 48 Brochure...............................................  n/c
30170 OMN   Omni Winterizer Flyer........................................  n/c
30188 OMN   Distributor Training Manual..................................  n/c
30148 OMN   Omni Pool & Spa Brochure.....................................  n/c
30180 OMN   Omni Service Master Door Hanger - 25 per pkg.................  n/c
28745 OMN   Omni Outdoor Banner..........................................  ***
28298 OMN   Emergency Response Guide.....................................  ***
37595 OOO   Brominator Flyer 610/11......................................  n/c
37301 OMN   Select Dealer Agreement......................................  n/c
37307 OMN   Select Dealer Benefit Sheet..................................  n/c
37305 OMN   Co-Op Booklet................................................  n/c
37300 OMN   Co-Op Claim Form.............................................  n/c
37303 OMN   WaterSmart Flyer.............................................  n/c
37304 OMN   Quick Reference Sticker......................................  n/c
29680 OMN   Lighted Sign.................................................  ***
26410 OMN   Table-Top Lab................................................  n/c
30143 OMN   Select Dealer Brochure.......................................  n/c
30147 OMN   Quick Clear Sell Sheet.......................................  n/c
30145 OMN   Mustard Master Sell Sheet....................................  n/c
30146 OMN   Water Analysis Sell Sheet....................................  n/c
28299 OMN   Material Safety Data Book....................................  ***
37830 OMN   Quick Connect Manual.........................................  n/c
37295 OOO   Anchor System Sales Flyer....................................  n/c


ALL ORDERS ARE SUBJECT TO CREDIT APPROVAL

SUPERCEDES ALL PREVIOUS PRICE LISTS. PRICES ARE SUBJECT TO CHANGE WITHOUT
NOTICE.
All items returned for credit must have prior written authorization and are subject to a 15% restocking charge plus original and return freight charges.

TERMS:
Net 30 Minimum Order - $200.00 - F.O.B. Conyers, GA

FREIGHT:
Prepaid on shipment of $10,000.00 or more in the Continental United States. Any freight discrepancy must be reported within ten days.

DAMAGE CLAIMS:
All BioLab packaging containers comply with governmental regulations. BioLab assumes no responsibility for damage in transit. Before accepting shipment, inspect for damage and note this damage on carrier's delivery bill.

DAMAGE CLAIMS MUST BE MADE DIRECTLY TO THE CARRIER.

BIOLAB IS NOT BOUND BY ANY TERMS, CONDITIONS, STIPULATIONS OR PRICES CONTAINED ON CUSTOMER'S PURCHASE ORDER, BUT SHALL BE GOVERNED BY BIOLAB'S STANDARD CONDITIONS OF SALE.
Possession of this Price List does not constitute an offer to sell to the possessor.

PLACE ALL ORDERS WITH:
Customer Service               BioLab, Inc.
FAX (800) 795-SWIM (7946)      P.O.Box 67
Customer Service Hours:        Decatur, GA 30031         MSDS FAX-ON-DEMAND
8 a.m. to 5 p.m. (EST)         (800) 959-SWIM (7946)     1-800-540-SWIM (7946)

                           [LOGO OMNI APPEARS HERE]
                                     OMNI

================================================================================
                                                            EFFECTIVE THROUGH
                                                                 12-31-96

                    [LOGO GUARDEX POOL & SPA APPEARS HERE]
                                    GUARDEX

                              GUARDEX POOL & SPA
                                 PRODUCTS(SC)


                                 DISTRIBUTORS


================================================================================

-------------------------------------------
BROMINATING TABLETS FOR POOLS
--------------------------------------------------------------------------------
Product                 Product                Net Wt.
Code                    Description              Lbs.                    Cost
--------------------------------------------------------------------------------
BROMINATING FOR POOLS
--------------------------------------------------------------------------------

22006 GDX               2 x 15# pails             30                      ***
22023 GDX               25# pail                  25                      ***
22024 GDX               50# pail                  50                      ***

--------------------------------------------------------------------------------
CHLORINATING PRODUCTS FOR POOLS
--------------------------------------------------------------------------------
CHLORINATING CONCENTRATE - SODIUM DICHLORO
--------------------------------------------------------------------------------
21046 GDX               4 x 5# bottles            20                      ***
21015 GDX               4 x 8# bottles            32                      ***
21023 GDX               2 x 15# pails             30                      ***
21026 GDX               30# pail                  30                      ***
21028 GDX               50# pail                  50                      ***
21030 GDX               100# plastic drum         100                     ***

CHLORINATING CONCENTRATE 90 - GRANULAR TRICHLORO
--------------------------------------------------------------------------------
21214 GDX               30# pail                  30                      ***

CHLORINATING TABLETS - 1"TRICHLORO TABLETS (1/2 OUNCE)
--------------------------------------------------------------------------------
21618 GDX               4 x 5# bottles            20                      ***
21642 GDX               2 x 15# pails             30                      ***
21648 GDX               30# pail                  30                      ***
21654 GDX               50# pail                  50                      ***

CHLORINATING CANISTERS - 1"TRICHLORO TABLETS (1/2 OUNCE)
--------------------------------------------------------------------------------

21612 GDX               4 x 4# Universal Canister 16                      ***
21614 GDX               4 x 4# Type E Canister    16                      ***

GIANT SIZE CHLORINATING TABLETS - 3"TRICHLORO TABLETS (7.0 OUNCE)
--------------------------------------------------------------------------------
21711 GDX               4 x 3.5# jars             14                      ***
21715 GDX               2 x 10.93# pails         21.86                    ***
21721 GDX               19.68# pail              19.68                    ***
21729 GDX               32.81# pail              32.81                    ***
21736 GDX               50.31# pail              50.31                    ***
21750 GDX               98.43# plastic drum      98.43                    ***

CHLORONATING STICKS - 1/2# TRICHLORO STICKS
--------------------------------------------------------------------------------
21351 GDX               4 x 4# jars               16                      ***
21355 GDX               4 x 8# pails              32                      ***
21366 GDX               30# pail                  30                      ***
21372 GDX               50# pail                  50                      ***

CONDITIONER - CYANURIC ACID
--------------------------------------------------------------------------------
23224 GDX               12 x 1.5# pails           18                      ***
23215 GDX               4 x 6# pails              24                      ***
23248 GDX               45# pail                  45                      ***
23259 OOO               80# plastic drum          80                      ***



                                      SC1

--------------------------------------------------------------------------------
Product        Product                  New Wt.
Code           Description                Lbs.                   Cost
--------------------------------------------------------------------------------
CALCIUM HYPOCHLORITE
--------------------------------------------------------------------------------
22112 GDX      9 x 5# bottles             45                      ***
22118 GDX      25# pail                   25                      ***
22136 GDX      100# plastic drum         100                      ***

LITHIUM HYPOCHLORITE
--------------------------------------------------------------------------------
22202 GDX      4 x 5# bottles             20                      ***
22220 GDX      25# pail                   25                      ***

--------------------------------------------------------------------------------
OXIDIZERS/SHOCKING COMPOUNDS
--------------------------------------------------------------------------------
SUPER OXIDIZER - CHLORINE FREE SHOCK
--------------------------------------------------------------------------------
22841 GDX      2 x 12 - 1# bags           24                      ***
22842 GDX      4 x 6# bottles             24                      ***
22846 GDX      50# pail                   50                      ***

SUPER CHLORINATOR - CALCIUM HYPOCHLORITE
--------------------------------------------------------------------------------
22804 GDX      2 x 12 - 1# bags           24                      ***

SUPER CHLORINATOR 35 - LITHIUM HYPOCHLORITE
--------------------------------------------------------------------------------
22835 GDX      2 x 12 - 1# bags           24                      ***

SUPER CHLORINATOR 60 - ORGANIC CHLORINE SHOCK
--------------------------------------------------------------------------------
22882 GDX      4 x 5# bottles             20                      ***

--------------------------------------------------------------------------------
ALGAECIDES & ALGAE DESTROYERS
--------------------------------------------------------------------------------

ALGAE CONTROL (40% ACTIVE QUAT)
--------------------------------------------------------------------------------
23040 GDX      12 x 1 quart bottles                               ***

ALGAECIDE 60 (60% ACTIVE POLYQUAT)
--------------------------------------------------------------------------------
23060 GDX      12 x 1 quart bottles                               ***

ALGAE DESTROYER
--------------------------------------------------------------------------------
23106 GDX      12 x 2# bottles            24                      ***

SUPER ALGAE DESTROYER (WHITE PLASTER POOLS ONLY)
--------------------------------------------------------------------------------
23112 GDX      12 x 2# bottles            24                      ***

CONCENTRATED ALGAE KILL
--------------------------------------------------------------------------------
23155 GDX      12 x 1 quart bottles                               ***

MUSTARD MASTER
--------------------------------------------------------------------------------
23140 GDX      12 x 2# bottles            24                      ***

--------------------------------------------------------------------------------
WATER BALANCE PRODUCTS
--------------------------------------------------------------------------------

DRY ACID - SODIUM BISULFATE
--------------------------------------------------------------------------------
23306 GDX      12 x 3# bottles            36                      ***
23318 GDX      4 x 9# bottles             36                      ***

ALKALINITY INCREASER - SODIUM HYDROGEN CARBONATE
--------------------------------------------------------------------------------
23410 GDX      4 x 6# bottles             24                      ***
23409 GDX      4 x 9# bottles             36                      ***

                                      SC2

--------------------------------------------------------------------------------
Product        Product                  Net Wt.
Code           Description               Lbs.                          Cost
--------------------------------------------------------------------------------
CALCIUM HARDNESS INCREASER - CALCIUM CHLORIDE
--------------------------------------------------------------------------------
23435 GDX      4 x 5# bottles           20                             ***
23442 GDX      2 x 15# bottles          30                             ***

PH INCREASER - SODIUM CARBONATE
--------------------------------------------------------------------------------
23356 GDX      4 x 6# buckets           24                             ***

--------------------------------------------------------------------------------
SNAP
--------------------------------------------------------------------------------
INITIATOR MASTER CASE
--------------------------------------------------------------------------------
21120 GDX      2 boxes containing 2-12.5 lb bottles                    ***

LARGE SYSTEM MASTER CASE
--------------------------------------------------------------------------------
21125 GDX      2 System boxes - each containing 2-5.5 lb bottles       ***
               of Tabs and 10-1 lb bottles of Clear

SMALL SYSTEM MASTER CASE
--------------------------------------------------------------------------------
21124 GDX      4 System boxes - each containing 1-5.5 lb bottle        ***
               of Tabs and 5-1 lb bottles of Clear

SNAP START-UP KIT
--------------------------------------------------------------------------------
21111 GDX      Contains: 6 cases 21120 GDX SNAP Initiator; 6 cases     ***
               21125 GDX SNAP Pool Care; 2 cases 21124 GDX SNAP
               Pool Care; 1 case 22882 GDX Hydro-Shock 60; 1 Point-
               of-Purchase Mobile; 1 Initiator Test Kit; 1
               Promotional/Instructional Package, including:
               Assembly support for point-of-purchase, Dealer
               Manual and reference guide, package of sales
               buttons, Merchandising Tips sheet, 100 Co-op
               Consumer sales pieces (can be ordered at no charge -
               see below), 100 Co-op Consumer direct mail
               postcards (can be ordered at no charge - see
               below), Co-op claim form, Co-op line art, Co-op ad
               slick, Rebate card example, Dealer agreement

SNAP TRADE PIECE
--------------------------------------------------------------------------------
21109 GDX                                                              ***

SNAP CO-OP DIRECT MAIL POSTCARD
--------------------------------------------------------------------------------
21113 GDX      50/package - preprinted reverse                         ***

SNAP SALES PIECE CO-OP - DIRECT MAIL PIECE
--------------------------------------------------------------------------------
21114 GDX      50/package                                              ***

INITIATOR TEST KIT
--------------------------------------------------------------------------------
21122 OOO      each                                                    ***

--------------------------------------------------------------------------------
ACCESSORY MAINTENANCE PRODUCTS
--------------------------------------------------------------------------------
CRYSTAL COAT - EQUIPMENT PROTECTION AGAINST SCALE, CORROSION, & RUST
--------------------------------------------------------------------------------
23508 GDX      2 x 12 - 1# bags         24                             ***

STAIN & SCALE PREVENTION
--------------------------------------------------------------------------------
23450 GDX      12 x 1 quart bottles                                    ***

(continued)
                                      SC3

--------------------------------------------------------------------------------
Product               Product                  Net Wt.
Code                  Description                Lbs.                  Cost
--------------------------------------------------------------------------------
POOL WATER CLARIFIER
--------------------------------------------------------------------------------
23724 GDX             12 x 1 quart bottles                              ***

FILTER CLEANER
--------------------------------------------------------------------------------
23756 GDX             12 x 1 quart bottles                              ***

SURFACE CLEANER
--------------------------------------------------------------------------------
23608 GDX             12 x 1 quart bottles                              ***

ACID WASH ADDITIVE
--------------------------------------------------------------------------------
23640 OOO             12 x 1 quart bottles                              ***

LIQUID FLOC
--------------------------------------------------------------------------------
23718 GDX             12 x 1 quart bottles                              ***

--------------------------------------------------------------------------------
COMMERCIAL/SERVICE PRODUCTS
--------------------------------------------------------------------------------
CHLORINATING CONCENTRATE
--------------------------------------------------------------------------------
21030 GDX             100# plastic drum                                 ***

3"TRICHLORO TABLETS
--------------------------------------------------------------------------------
21750 GDX             98.43# plastic drum                               ***

CYANURIC ACID
--------------------------------------------------------------------------------
23259 OOO             80# plastic drum                                  ***

SUPER OXIDIZER - CHLORINE-FREE SHOCK
--------------------------------------------------------------------------------
22846 GDX             50# pail                                          ***

--------------------------------------------------------------------------------
SPA & HOT TUB SANITIZERS
--------------------------------------------------------------------------------
BROMINATING TABLETS
--------------------------------------------------------------------------------
32305 GDX             12 x 1.5# bottles           18                    ***
32310 GDX             4 x 5# bottles              20                    ***
32312 GDX             4 x 8# bottles              32                    ***

(1 STEP) GRANULAR BROMINE CONCENTRATE
--------------------------------------------------------------------------------
32360 GDX             12 x 14 ounce bottles                             ***
32362 GDX             12 x 2# bottles             24                    ***

CHLORINATING CONCENTRATE
--------------------------------------------------------------------------------
32118 GDX             12 x 2# bottles             24                    ***

--------------------------------------------------------------------------------
ACCESSORY & MAINTENANCE PRODUCTS FOR SPAS & HOT TUBS
--------------------------------------------------------------------------------
SPA & HOT TUB KITS
--------------------------------------------------------------------------------
33223 GDX             Guardex Anchor System Kit (6 per case) includes:
                      2 qts pH Anchor, 1 - 14 oz. Granular Bromine,
                      Bromine Test Kit and instructions                 ***

SUPER OXIDIZER FOR SPAS
--------------------------------------------------------------------------------
32508 GDX             12 x 1# bottles (for spas)  12                    ***

WATER CLARIFER
--------------------------------------------------------------------------------
32613 GDX             12 x 1 pint bottles                               ***

                                      SC4

---------------------------------------------------------------------------------------------------------
Product             Product                                           Net Wt.
Code                Description                                        Lbs.               Cost
---------------------------------------------------------------------------------------------------------
STAIN & SCALE PREVENTION
---------------------------------------------------------------------------------------------------------
32418 GDX           12 X 1 pint bottles                                                   ***

FILTER CLEANER
---------------------------------------------------------------------------------------------------------
32606 GDX           12 X 1 pint bottles                                                   ***

DEFOAMER
---------------------------------------------------------------------------------------------------------
32422 GDX           12 X 2 ounce bottles                                                  ***

---------------------------------------------------------------------------------------------------------
WATER BALANCE PRODUCTS FOR SPAS & HOT TUBS
---------------------------------------------------------------------------------------------------------
PH ANCHOR
---------------------------------------------------------------------------------------------------------
32525 GDX           12 X 1 quart bottles                                                  ***

CALCIUM HARDNESS INCREASER
---------------------------------------------------------------------------------------------------------
23430 GDX           12 X 1# bottles                                   12                  ***

DRY ACID
---------------------------------------------------------------------------------------------------------
23304 GDX           12 X 1.5# bottles                                 18                  ***

PH INCREASER
---------------------------------------------------------------------------------------------------------
23348 GDX           12 X 1# bottles                                   12                  ***

ALKALINITY INCREASER
---------------------------------------------------------------------------------------------------------
23404 GDX           12 X 1# bottles                                   12                  ***

---------------------------------------------------------------------------------------------------------
TEST KITS AND REAGENTS
---------------------------------------------------------------------------------------------------------
TEST KITS
---------------------------------------------------------------------------------------------------------
26160 OOO           3-Way Test Kit (Bromine, Chlorine, pH) (20 kits per display)          ***
26131 GDX           4-in-1 OTO Test Kit (6 per case)                                      ***
26133 GDX           4-in-1 DPD Test Kit (6 per case)                                      ***
26120 OOO           Commercial Test Kit                                                   ***
26122 OOO           Professional Test Kit                                                 ***
26117 GDX           Water Hardness (12 per case)                                          ***
26166 GDX           Supplemental Base Demand Kit (24 kits per case)                       ***
26411 GDX           Guardex Water Test Lab - Table Top                                    ***
26158 OOO           Replacement Caps for DPD/pH Block (12 pairs/case)                     ***
26151 OOO           Replacement Caps for OTO/pH Block (12 pairs/case)                     ***

4-WAY TEST STRIPS
---------------------------------------------------------------------------------------------------------
33006 GDX           50# Strips/tube - 8 tubes/box                                         ***

TEST KIT REPLACEMENTS
---------------------------------------------------------------------------------------------------------
26260 GDX           Guardex Water Test Lab - Solutions Refill Pack                        ***
26261 GDX           Guardex Water Test Lab - Accessory Pack                               ***
26240 GDX           Sol. No. 1 - 24 x 1  ounce (OTO)                                      ***
26271 GDX           Sol. No. 1 - 6 x 8 ounce (OTO)                                        ***
26242 GDX           Sol. No. 2 - 24 x 1 ounce (pH Indicator)                              ***
26865 GDX           Sol. No. 2 - 6 x 8 ounce (pH Indicator)                               ***
26244 GDX           Sol. No. 3 - 24 x 1 ounce (Alkalinity Titran)                         ***
26249 GDX           Sol. No. 4 - 24 1/2 ounce (Thiosulfate Neutralizer)                   ***

(continued)

                                      SC5

--------------------------------------------------------------------------------
Product        Product
Code           Description                                                Cost
--------------------------------------------------------------------------------
26250 GDX      Sol. No. 5 - 24 1/2 ounce (Alkalinity Indicator)           ***
26153 OOO      4-in-1 Blocks - 12 per case                                ***
26157 OOO      DPD Blocks - 12 per case                                   ***
26257 GDX      Sol. No.6 - 24 x 1 ounce (Calcium Buffer)                  ***
26258 GDX      Sol. No.7 - 24 1/2 ounce (Calcium Indicator)               ***
26259 GDX      Sol. No.8 - 24 x 1 ounce (Calcium Titrant)                 ***
26225 GDX      2000 DPD No. 1 - packed 8 x 250 per box                    ***
26227 GDX      2000 DPD No. 3 - packed 8 x 250 per box                    ***
26245 GDX      Sol. No. 9 - 24 x 1 ounce (Base Demand)                    ***
26237 OOO      Sol. No. 10 - 6 x 8 ounce (CYA Reagent)                    ***
26219 OOO      Sol. No. 11 - 24 x 1/2 ounce (Copper Buffer)               ***
26221 OOO      Sol. No. 12 - 24 x 1/2 ounce (Copper Reagent)              ***
26209 OOO      Sol. No. 13 - 24 x 1/2 ounce (Iron Buffer)                 ***
26207 OOO      Sol. No. 14 - 24 x 1/2 ounce (Iron Reagent)                ***
26554 GDX      Guardex Water Sample Bottles - 20 per case                 ***

PROFESSIONAL & COMMERICAL TEST KIT REPLACEMENTS
--------------------------------------------------------------------------------
26150 OOO      Iron/Copper Test Kit Blocks - 4 per case                   ***
26152 OOO      Caps for Test Kit Blocks, 6 Lg 6 Sm - 4 per case           ***
26154 OOO      Chlorine/Bromine/pH Test Kit Blocks - 4 per case           ***
26612 OOO      Total Dissolved Solids Meter - each                        ***
26206 OOO      Iron Reagent - 1 oz. bottle                                ***
26216 OOO      Manganese Test Reagent - 2 x 50                            ***
26658 OOO      Manganese Test Bottle - 2 each                             ***
26220 OOO      Copper Reagent - 96 tablets                                ***
26222 OOO      Rochele Salt Copper Reagent - 1 ounce                      ***
26226 OOO      DPD #1 Free Chlorine Tablets - 12 packs of 50 tablets      ***
26228 OOO      DPD #3 Total Chlorine Tablets - 12 packs of 50 tablets     ***
26232 OOO      Calcium Hardness Tablets - 12 packs of 20 tablets          ***
26234 OOO      Cyanuric Acid Dip Stick                                    ***
26236 OOO      Cyanuric Acid Tablets - 12 packs of 50                     ***
26240 OOO      Reagent #1 OTO - 1 ounce - 24 per box                      ***
26242 OOO      Reagent #2 Phenol Red - 1 ounce - 24 per box               ***
26244 OOO      Reagent #3 Acid Demand - 1 ounce - 24 per box              ***
26246 OOO      Reagent #4 Chlorine Neutralizer - 1/2 ounce - 24 per box   ***
26248 OOO      Reagent #5 Methyl Orange - 1/2 ounce - 24 per box          ***
26250 OOO      Reagent #3B Alkali Demand - 1 ounce - 24 per box           ***
26606 OOO      1 quart dispenser bottle (for water analysis station)      ***
26864 OOO      Phenol Red - 1/2 ounce - 24 per box                        ***
26870 OOO      OTO - 1/2 ounce - 24 per box                               ***

SUPPORT PRODUCTS
--------------------------------------------------------------------------------
35218 GDX      Guardex Water Analysis Software - each                     ***
35540 GDX      Spa Analysis Data Cards - 250 per box                      ***
35541 GDX      Pool Analysis Data Cards - 250 per box                     ***
35219 GDX      Guardex 2.1 -3.5 LD                                        ***
35221 GDX      Guardex 2.1 - 5.25 LD                                      ***

                                      SC6

--------------------------------------------------------------------------------
BROMINATORS & CHLORINATORS
--------------------------------------------------------------------------------
BROMINATORS
--------------------------------------------------------------------------------
All Brominators are NSF International Listed. Brominator installation will not meet NSF guidelines unless a flow meter is installed. All Brominators are shipped without flow meters. Please order accordingly. NOTE: Product Codes 25160 & 25161 do not require flow meters.

-------------------------------------------------------------------------------------------------------------------
Product           Product                    Outdoor Pool               Indoor Pool
Code              Description                  Gallons               Bather Load (max)           Cost
-------------------------------------------------------------------------------------------------------------------
25160 OOO         Off Line                   0 - 15,000                     40                   ***
25161 OOO         In Line                    0 - 20,000                     40                   ***
25162 OOO         8 x 14"                    0 - 15,000                  Under 40                ***
25163 OOO         8 x 19.5"                 15 - 25,000                     80                   ***
25164 OOO         8 x 28"                   25 - 40,000                    120                   ***
25165 OOO         8 x 35"                   40 - 60,000                    200                   ***
25166 OOO         8 x 45"                   60 - 80,000                    300                   ***
25167 OOO         10 x 52.5"                80 - 120,000                   450                   ***
25168 OOO         13 x 59.5"               120 - 205,000                 Over 600                ***
-------------------------------------------------------------------------------------------------------------------
Product           Product
Code              Description                                             Unit
-------------------------------------------------------------------------------------------------------------------
FLOW METERS
-------------------------------------------------------------------------------------------------------------------
25310 OOO         Flow Meter for PC 25162 - 25166 (0-10 gpm)              each                   ***
25311 OOO         Flow Meter for PC 25167 & 25168 (0-35 gpm)              each                   ***

RESIDENTIAL INSTALLATION FITTINGS
-------------------------------------------------------------------------------------------------------------------
25312 OOO         Quick Connect Kit                                       each                   ***
25313 OOO         Above Ground "T" Fitting                                each                   ***

BROMINATOR PARTS
-------------------------------------------------------------------------------------------------------------------
25470 OOO         Air Vent Fitting (Plastic Ferrule & Nut)                each                   ***
25471 OOO         Air Vent Nipple and Buna-N-Gasket                       each                   ***
25472 OOO         Manual Air Relief Valve                                 each                   ***
25473 OOO         3" Outlet Nipple (3/4" male thread x thread)            each                   ***
25474 OOO         5" Inlet Nipple (3/4" male thread x thread)             each                   ***
25475 OOO         Lid "O" Ring                                            each                   ***
25476 OOO         Clear Lexan Lid                                         each                   ***
25477 OOO         Lid Retaining Bar                                       each                   ***
25478 OOO         Calibrated 3/4" Outlet Ball Valve
                  (3/4" male thread x female thread)                      each                   ***
25479 OOO         Inlet Ball Valve
                  (3/4" male thread x female thread)                      each                   ***
25480 OOO         Calibrated Slotted Ball Valve
                  (3/4" F.I.P. x M.I.P.) Cuts Flow by 50%                 each                   ***
25481 OOO         Hand Knob                                               each                   ***
25482 OOO         6' Air Vent Line Assembly
                  (Inc (1) 25471, (1) 25485, (1) 25486)                   each                   ***
25483 OOO         Drain Plug                                              each                   ***
25484 OOO         Buna-N-Gasket Only                                      each                   ***
25485 OOO         Saddle Clamp 2-1/2"                                     each                   ***
25486 OOO         6' x 1/4" Air Vent Tubing Only                          each                   ***
25337 OOO         Flow Meter Elbow                                        each                   ***
25488 OOO         Tank Stand Skirt                                        each                   ***
25489 OOO         Inlet Pipe Diffuser                                     each                   ***
25490 OOO         Outlet Pipe Diffuser                                    each                   ***

                                      SC7

(continued)
--------------------------------------------------------------------------------
Product             Product
Code                Description                               Unit       Cost
--------------------------------------------------------------------------------
25498 000           Air Vent Fitting Brass 3/16"              each       ***
25499 000           Fill Funnel                               each       ***
25500 000           9' x 3/16" Air Vent Tubing
                    w/Brass Pipe Fitting Only                 each       ***
25502 000           Lid Only (Replaces B190,
                    Requires PC 25503 Wrench)                 each       ***
25503 000           Wrench for 25502 Lid                      each       ***
25504 000           Lid "O" Ring for 25502 Lid                each       ***
25505 000           Calibrated Outlet Ball Valve
                    (1-1/4" F.I.P. x 1-1/4" F.I.P.)           each       ***

QUICK CONNECT KIT PARTS
--------------------------------------------------------------------------------
25491 000           Coupling 3/4" (F.I.P. x F.I.P.)           each       ***
25492 000           Saddle Clamp Nipple Only                  each       ***
25484 000           Buna-N-Gasket                             each       ***
25485 000           Saddle Clamp 2-1/2"                       each       ***
25495 000           Small Hose Clamp                          each       ***
25496 000           9' Flexible Tubing                        each       ***
25497 000           Hose Barb
                    (3/4" F.I.P. x 1/2" male hose barb)       each       ***

MA CHLORINATORS
--------------------------------------------------------------------------------
*NSF INTERNATIONAL LISTED - SHIPPED WITH FLOW METER
25118 000           MA-18* (For use in 10 - 75,000 gallons)              ***
25120 000           MA-35* (For use in 75 - 185,000 gallons)             ***
25124 000           MA-48* (For use in 185 - 600,000 gallons)            ***

MA CHLORINATOR PARTS
--------------------------------------------------------------------------------
25324 000           Flow Meter                                each       ***
25326 000           Flow Meter Outlet Fitting                 each       ***
25328 000           "O" Ring - FM Outlet Fitting              each       ***
25332 000           Control Valve                             each       ***
25340 000           Cap Closure w/"O" Ring                    each       ***
25344 000           Drain Valve                               each       ***
25350 000           Large Cap "O" Ring                        each       ***
25352 000           Flow - Thru Return Fitting                each       ***
25354 000           PVC Half Union                            each       ***
25362 000           Inline Check Valve                        each       ***
25366 000           Outlet Check Valve                        each       ***
25368 000           Compression Nut                           each       ***
25372 000           Silastic Bladder                          each       ***
25374 000           Insert                                    each       ***
25388 000           Black Tubing - 20' section                each       ***
25390 000           Drain Hose - 8' section                   each       ***

MA 48 CHLORINATOR PARTS
--------------------------------------------------------------------------------
25304 000           MA 48 Accessory Kit                       each       ***
25336 000           MA 48 Flow Meter                          each       ***
25337 000           Flow Meter Elbow                          each       ***

                                      SC8

---------------------------------------------------------------------------------------------------------
Product             Product
Code                Description                                  Unit                          Cost
---------------------------------------------------------------------------------------------------------
25338 OOO           MA 48 Control Valve                          each                          ***
25385 OOO           MA 48 2-9' Sections Tube                     each                          ***

---------------------------------------------------------------------------------------------------------
LITERATURE
---------------------------------------------------------------------------------------------------------

GUARDEX LITERATURE
---------------------------------------------------------------------------------------------------------
37150 GDX           Guardex Full Line Brochure                                                  n/c
37180 GDX           Guardex Pool Care Guide                                                     n/c
30180 GDX           Guardex Service Master Door Hanger - 25 per package                         n/c
37301 GDX           Guardex Premium Dealer Agreement                                            n/c
37307 GDX           Guardex Premium Dealer Benefit Sheet                                        n/c
37305 GDX           Guardex Co-Op Book                                                          n/c
37300 OOO           Guardex Co-Op Claim Form                                                    n/c
28756 OOO           Guardex Mobile                                                              n/c
28926 GDX           Guardex Window Decal                                                        n/c
37334 GDX           Guardex 4-in-1 Test Kit Flyer                                               n/c
37335 GDX           Guardex Deluxe 4-in-1 Booklet                                               n/c
37830 GDX           Quick Connect Manual                                                        n/c
29680 GDX           Guardex Lighted Sign                                                        ***
26411 GDX           Table-Top Lab                                                               n/c
28745 GDX           Guardex Banner                                                              ***
30143 GDX           Guardex Premium Dealer Brochure                                             n/c
37595 OOO           Brominator Flyer 610/11                                                     n/c
37170 SPN           Guardex Spanish Pool Care Guide                                             n/c
30132 GDX           MA Brochure                                                                 n/c
30131 GDX           MA 48 Brochure                                                              n/c
28299 GDX           Material Safety Data Book                                                   ***
37295 GDX           Anchor System Sales Flyer                                                   n/c
30208 OOO           "The Proper Management of Pool and Spa Water" Book - each                   ***

ALL ORDERS ARE SUBJECT TO CREDIT APPROVAL
--------------------------------------------------------------------------------

SUPERCEDES ALL PREVIOUS PRICE LISTS. PRICES ARE SUBJECT TO CHANGE WITHOUT
NOTICE.
--------------------------------------------------------------------------------
All items returned for credit must have prior written authorization and are subject to a 15% restocking charge plus original and return freight charges.

TERMS:
--------------------------------------------------------------------------------
Net 30 Minimum Order - $200.00 - F.O.B. Conyers, GA; Phoenix, AZ.

FREIGHT:
--------------------------------------------------------------------------------
Prepaid on shipment of $10,000.00 or more in the Continental United States. 3" TRICHLORO TABLETS (7.0 OUNCE) Any freight discrepancy must be reported within ten days.

DAMAGE CLAIMS:
--------------------------------------------------------------------------------
All BioLab packaging containers comply with governmental regulations. BioLab assumes no responsibility for damage in transit. Before accepting shipment, inspect for damage and note this damage on carrier's delivery bill.

DAMAGE CLAIMS MUST BE MADE DIRECTLY TO THE CARRIER.
--------------------------------------------------------------------------------
Possession of this Price List does not constitute an offer to sell to the possessor.

PLACE ALL ORDERS WITH:
--------------------------------------------------------------------------------
Customer Service              BioLab, Inc.
FAX (800) 795-SWIM (7946)     P.O. Box 67
Customer Service Hours:       Decatur, GA 30031        MSDS FAX-ON-DEMAND
8 a.m. to 5 p.m. (EST)        (800) 959-SWIM (7946)    1-800-540-SWIM (7946)








                               [LOGO OF GUARDEX]

                 1997 CHLORYTE/R/ CALCIUM HYPOCHLORITE PRICING
                                    FOR SCP

--------------------------------------------------------------------------------
     PRODUCT                TRUCKLOAD       LTL 10,000 LBS.        UNDER
   CODE & SIZE             40,000 LBS.          MINIMUM         10,000 LBS. /3/
--------------------------------------------------------------------------------
22136 100# Plastic Drum       ***/1/              ***              ***
------------------------------------------------------------------------------
22118 25# Plastic Pail        ---                 ***/2/           ***
------------------------------------------------------------------------------
22112 9x5# Plastic Bottles    ---                 ***/2/           ***
------------------------------------------------------------------------------

     (1)  100 lb. drums only shipped 3rd party from manufacturer in truckloads
                        ----
          or mixed destination truckloads. Mixed destinations must be in straight line from shipping point. Total weight requirement 40,000#.

     (2) Represents competitive truckload pricing. Shipped separate from 3rd party 100# drum truckload orders. Shipped from BioLab distribution facilities. May be combined with other non-Chloryte products.

     (3) Represents same pricing as on Omni/R/ and Guardex/R/ price lists for SCP.

FREIGHT: Chloryte orders alone over 10,000 lbs. are freight prepaid destination to points in Continental U.S.

          Orders of non-Chloryte products of $5,000 or more may add Chloryte items and receive freight prepaid to destinations in Continental U.S.

TERMS:    Net

                                EXHIBIT 3.1(B)

                           PRICE ADJUSTMENT FORMULA

     The initial prices shown in Exhibit 3.1(a) shall be adjusted as provided in
Section 3.1(b) as follows:

     Prices will be adjusted on a per-Product basis based on the increase or decrease in the cost of each of the following components: raw materials, packaging/labels, direct labor and freight, in each case based upon the cost of such component in relation to total Product cost and in each case according to the following:

--------------------------------------------------------------------------------
     COMPONENT                    CHANGE IN                  RESULTING CHANGE IN
                                SELLER'S COST                    PRODUCT PRICE
--------------------------------------------------------------------------------
Raw materials              Actual cost per unit of         * * *
(See Note 1)               measure (pound, gallon, etc.)
--------------------------------------------------------------------------------

Packaging and labels       Actual cost per item            * * *
--------------------------------------------------------------------------------

Direct labor               Actual cost per hour            * * *
--------------------------------------------------------------------------------

Freight                    Actual cost per unit of         * * *
                           measure (pound, gallon, etc.)
--------------------------------------------------------------------------------

NOTES:
1. For raw materials manufactured by Seller (e.g., trichloroisocyanuric acid and bromochlorodimetrylhydantoin), the cost adjustment for such raw material shall be based upon * * * rather than upon the * * *

                                  Exhibit 3.4

                               EARLY BUY PROGRAM

ORDER PERIOD:    October of each Calendar Year through February 28 of the next
                 Calendar Year

PRICING:         Price effective on date of order pursuant to Section 3.1

MINIMUM ORDER:   Buyer will use best efforts to combine as truckload-single destination or combined destinations (approximately 38,000 pounds). Minimum order is $10,000.

PAYMENT TERMS:   SNOWBELT (see attached map)
                 --------
                 50% of invoice price due on June 10 the Calendar Year following order date (if order placed October-December) or on June 10 the Calendar Year of order date (if order placed January-February);
                 the balance due 30 days thereafter.

                 SUNBELT (see attached map)
                 -------
                 50% of invoice price due on May 10 the Calendar Year following order date (if order placed October-December) or on May 10 the Calendar Year of order date (if order placed January-February); the balance due 30 days thereafter.


SELLER SHALL BE PROVIDED MAXIMUM FLEXIBILITY IN SCHEDULING DELIVERY OF EARLY BUY ORDERS.


[Attached map shows the United States with a line which follows the southern border of Maryland, West Virginia, Ohio, Indiana, Illinois, Missouri, Kansas, Colorado and Utah, continues through Nevada at the same lattitude as the Utah border, travels north along the eastern border of California and travels west across California at approximately the same lattitude as the northern border of Missouri]